UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-21749

CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19808

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lee Anne Copenhefer

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code:  212-326-5300

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT	December 31, 2013

Dear Fellow Shareholders:

The equity markets ended 2013 on a high note. A banking crisis in Cyprus, Bernanke’s Congressional testimony regarding a tapering of QE31, and the federal government shutdown all created brief and shallow corrections, unlike the reaction in prior years to similar events. The fourth quarter of 2013 was particularly robust fueled by a resolution of the government stalemate, better economic data, clarity on the QE taper and increased business, consumer and investor confidence. We were generally pleased with the Funds’ performance on an absolute basis for the first six month period ended December 31, 2013.

Equities were far and away the best performing asset class for investors during the period. The multi-year run in fixed income, gold, and other commodities came to an end. After reaching a yield of nearly 1.5% in April behind QE and some softer economic data, the ten-year Treasury note sold off post-Bernanke’s May Congressional testimony and then again later in the year as tapering became a reality. Commodities suffered along with weakness in most emerging markets and a relatively stronger U.S. dollar. The combination of increased supply and more tepid demand from emerging countries will likely keep most commodity prices contained into 2014. This lower level of inflation has boosted consumer disposable income and corporate profit margins. It has also allowed the Fed to maintain QE longer and plan for a gradual withdrawal well into 2014.

Following very strong years, equity markets typically continue to appreciate. We expect equities to once again outperform other asset classes. However, the tone of the market may continue to evolve away from higher beta9/more speculative stocks to a narrower universe of more fundamentally driven stocks. It would be consistent with the hand-off from early-cycle to mid-cycle themes experienced in prior cycles. The tailwinds include: zero short-term interest rates; low inflation; less government fiscal drag; better economic growth; and, importantly, stronger business and consumer confidence. The headwinds remain largely unchanged: cessation of QE; higher market multiples; Mideast turmoil; and slower growth in China.

Globally, merger and acquisition (M&A) activity was flat during the year, but up slightly in North America. Post the government shutdown, merger activity picked up coincident with surveys of CEO/CFO business confidence. We had a handful of our companies acquired. All the ingredients remain in place for a robust M&A cycle and 2014 could finally be the break-out year we have been anticipating.

We have previously highlighted the increased prevalence of activist investors. 2013 was notable as activists targeted even the largest of companies. The number of activist funds and assets invested in activist funds keeps increasing. Activism has also become more mainstream as traditional firms have become “constructivists” offering value-enhancing ideas to managements and standing up for their clients’ interests. In response to these trends, companies are becoming more proactive. For example, the Funds are currently invested in 10-15 companies which have announced or are strong candidates to announce spin-offs of non-core divisions. A number of the Funds’ holdings are also reshaping their business mix through the purchase and sale of divisions across most

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industries including chemical, packaging, fluid handling, healthcare, and apparel. It is not always known whether these actions were taken in response to an actual activist or voluntarily, but these value-enhancing changes are an important source of idea generation and performance for us.

The combination of better business confidence and activism is very powerful for our style of investing. We seek out companies with multiple business units and overcapitalized balance sheets which are being undervalued by the market. Activists look for the same attributes and provide a nudge. We expect 2014 to be another busy year for activists and for corporate change and we further expect this combination will be one of the factors which provides for differentiated stock selection and performance.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the six month period ended December 31, 2013.

CRM Small Cap Value Fund returned 20.00% and 19.84% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 17.60% for the Russell 2000 Value Index2 and 19.82% for the Russell 2000 Index2. The fund’s relative outperformance versus the Russell 2000 Value Index during the period was primarily driven by stock selection within the financial services sector. Individual holdings that positively impacted performance included the independent investment banking advisory firm Evercore Partners, CIRCOR International which manufactures energy and aerospace products and sub-systems, and computing solutions provider Super Micro Computer. Despite a slow recovery in overall global M&A activity, Evercore continued to gain market share from the bulge bracket firms, as companies sought independent advisory advice. In addition, Evercore’s senior hires since the recession have begun to contribute to the company’s bottom line performance. CIRCOR International significantly exceeded analyst expectations during the quarter ending September 30, 2013. Better-than-expected margin performance in their energy and aerospace businesses contributed to outperformance. Additionally, the company’s management highlighted that it plans additional cost saving actions that should continue to drive margins and earnings higher relative to expectations. Super Micro Computer was a beneficiary of new product launches which were initially driven by the introduction of a new Intel processor to the market. In addition, the company has gained share within the server industry and has benefited from the launch of a new service and support strategy.

Stock selection within the consumer discretionary sector was a headwind to fiscal year to date performance with companies such as Elizabeth Arden, Regis Corporation, and theme park operator SeaWorld underperforming during the period. Shares of Elizabeth Arden were hurt by destocking at a large mass retailer in their fragrance division. We exited our position as we became increasingly uncomfortable with the lack of visibility around this highly profitable segment of their business. Regis Corporation continued to be a turnaround-in-progress as the company underwent significant operational change in the back half of 2013. We continue to believe that these changes, including new systems and restructured field teams, could yield higher salon productivity and earnings growth over the longer term. Shares of SeaWorld Entertainment were weak as adverse weather, a calendar shift, and a reduction in discounted ticket offers impacted park attendance. Despite these developments both revenue and profitability were up.

CRM Small/Mid Cap Value Fund returned 18.58% and 18.45% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 15.83% for the Russell 2500 Value Index3 and 18.53% for the Russell 2500 Index3. The main areas of relative outperformance versus the Russell 2500 Value Index can be attributed to stock selection within the financial services and technology sectors. Individual holdings that positively impacted performance included high-performance storage and networking semiconductor developer

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LSI Corporation, financial advisory and asset management firm Lazard Limited, and financial services technology solutions provider Broadridge Financial Solutions. Shares of LSI Corporation outperformed following the announcement that the company agreed to be acquired in cash by Avago Technologies. Despite a slow recovery in overall global M&A activity, Lazard Limited gained market share from the bulge bracket firms as companies sought independent advisory advice. In addition, the company continued to successfully execute on its corporate-wide cost reduction program and took actions this quarter to restructure its high-cost debt. Broadridge Financial Solutions substantially beat expectations during the quarter ending September 30, 2013, which was driven by strong execution and positive macroeconomic tailwinds (such as increased trading volumes).

Individual holdings that detracted from performance included the timber real estate investment trust (REIT) Rayonier Inc., energy holding company QEP Resources, and energy marketing and oilfield products company Forum Energy. Shares of Rayonier Inc. fell after its earnings call for the quarter ending September 30, 2013, disclosed that competitive pressure had increased in the historically stable performance fibers business. We believe this was a short-term issue, caused by new capacity additions from existing players which came online during a period of economic softness. This capacity should be absorbed over time and we do not see a threat of new entrants to the market. Our sum-of-the-parts valuation analysis suggests the market is ascribing a value of less than 5x EBITDA10 to this business; a multiple we think is too low. Moreover, we see strong support from the dividend yield which is now greater than 4.5%. Shares of QEP Resources underperformed following its announcement to acquire acreage in the Permian basin. While we were surprised by the acquisition, we continue to believe that the market is undervaluing the company’s existing assets and underestimating the longer-term upside potential from management’s growth strategy. Following a period of strong outperformance earlier in the year, Forum Energy sold off when management reduced guidance in July due to weakness in North American drilling activity. The stock came under further pressure when the company announced that the head of its Drilling & Subsea division was resigning.

CRM Mid Cap Value Fund returned 17.62% and 17.49% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 14.95% for the Russell Midcap Value Index4 and 16.73% for the Russell Midcap Index4. Relative outperformance versus the Russell Midcap Value Index for the period is primarily attributed to positive stock selection within the financial services and consumer discretionary sectors. Individual contributors included high-performance storage and networking semiconductor developer LSI Corporation, Pentair Ltd. which delivers products, services, and solutions for water and other fluids, thermal management, and equipment protection, and healthcare services company Cardinal Health. Shares of LSI Corporation outperformed following the announcement that the company agreed to be acquired in cash by Avago Technologies. Pentair Ltd. benefitted from improved investor confidence regarding the company’s 2015 growth plan, which was discussed at both their investor day and 2014 earnings guidance call. We continue to believe the stock will experience upside from end-market acceleration, further share repurchases, and additional restructuring efforts. Cardinal Health outperformed as investors appreciated the strength of the company’s drug distribution business. Cardinal Health has been closing the valuation gap on its competitors as management execution is beginning to be appreciated by Wall Street. Additionally, we believe the AssuraMed acquisition and a transformative generic sourcing deal with the drug retailer, CVS, were significant sources of outperformance.

The areas which detracted from performance included stock selection within the energy and producer durables sectors. Top detractors during the period included technology company Citrix Systems, data warehousing solutions provider Teradata Corporation, and energy holding company QEP Resources. Citrix Systems provides technology to enable applications to be delivered through a virtual computing infrastructure on demand, independent of location, device or network. The shares underperformed on concerns that its addressable market was saturated.

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Our analysis indicates that demand slowed because customers were anticipating the release of a new version of Citrix Systems’ technology. Teradata Corporation’s results for the quarter ending September 30, 2013, missed expectations and management reduced guidance for the fourth quarter. This miss compounded what had already been a challenging year for the company. Demand has been impacted by weak enterprise IT spending. We believe investors remain fearful that Teradata’s core product is losing share to newer technologies. Our research indicates that Teradata should be a primary beneficiary once IT spending improves. Shares of QEP Resources underperformed following its announcement to acquire acreage in the Permian basin. While we were surprised by the acquisition, we continue to believe that the market is undervaluing the company’s existing assets and underestimating the longer-term upside potential from management’s growth strategy.

CRM Large Cap Opportunity Fund returned 15.07% and 14.89% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 16.86% for the Russell 1000 Index5 and 14.34% for the Russell 1000 Value Index5. The main areas of relative outperformance versus the Russell 1000 Value Index5 can be attributed to stock selection within the consumer discretionary and utilities sectors. The technology company Cisco Systems, data warehousing solutions provider Teradata Corporation, and financial services company Citigroup were top detractors from the Fund’s performance during the first half of the fiscal year. Enterprise technology names came under pressure during the fourth quarter 2013 as a result of weak earnings reports from such bell weathers as IBM and Microsoft. Cisco Systems is not immune to such headwinds. We trimmed the position ahead of its disappointing October earnings report. However, our capital return and new product introduction investment thesis has not changed and the name remains a core holding. Teradata Corporation’s results for the quarter ending September 30, 2013 missed expectations and management reduced guidance for the fourth quarter. This miss compounded what had already been a challenging year for the company. Demand has been impacted by weak enterprise IT spending. We believe investors remain fearful that Teradata’s core product is losing share to newer technologies. Our research indicates that Teradata should be a primary beneficiary once IT spending improves. Citigroup was a new position during the first half of the fiscal year that underperformed as investors became concerned about macroeconomic conditions in emerging markets and a generally weaker fixed income trading environment over the summer.

Media company CBS Corporation and the producer durables companies Pentair Ltd. and Dover Corporation were primary positive contributors for the last six months. CBS Corporation continued to outperform after having successfully negotiated higher retransmission rates in a very public battle with Time Warner Cable at the end of the third quarter 2013. We believe investors are beginning to appreciate the potential of a substantial return of capital once the company spins its CBS Outdoor Americas business and converts it to a REIT. Pentair Ltd. benefitted from improved investor confidence regarding the company’s 2015 growth plan, which was discussed at both their investor day and 2014 earnings guidance call. We continue to believe the stock will experience upside from end-market acceleration, further share repurchases, and additional restructuring efforts. Dover Corporation posted better than expected earnings following their announcement that it would spin-off its Communications Technology segment early next year. We believe investors have begun to refocus on the strong business momentum and valuable collection of its core Industrial and Energy businesses.

CRM All Cap Value returned 15.76% and 15.54% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 14.60% for the Russell 3000 Value Index6 and 17.09% for the Russell 3000 Index6. The main areas of relative outperformance versus the Russell 3000 Value Index was stock selection within the consumer discretionary and financial services sectors. Individual positions which contributed to performance included media company CBS Corporation, the producer durables company Pentair Ltd., and financial advisory and asset management firm Lazard Limited. CBS Corporation continued to outperform

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after having successfully negotiated higher retransmission rates in a very public battle with Time Warner Cable at the end of the third quarter 2013. We believe investors are beginning to appreciate the potential of a substantial return of capital once the company spins its CBS Outdoor Americas business and converts it to a REIT. Pentair Ltd. benefitted from improved investor confidence regarding the company’s 2015 growth plan, which was discussed at both their investor day and 2014 earnings guidance call. We continue to believe the stock will experience upside from end-market acceleration, further share repurchases, and additional restructuring efforts. Despite a slow recovery in overall global M&A activity, Lazard Limited gained market share from the bulge bracket firms as companies sought independent advisory advice. In addition, the company continued to successfully execute on its corporate-wide cost reduction program and took actions this quarter to restructure its high-cost debt.

Stock selection within the technology sector detracted from performance during the period. The technology company Cisco Systems, data warehousing solutions provider Teradata Corporation, and health care company Abbott Laboratories were primary detractors for the last six months. Enterprise technology names came under pressure during the fourth quarter as a result of weak earnings reports from such bell weathers as IBM and Microsoft. Cisco Systems is not immune to such headwinds. We trimmed the position ahead of its disappointing October earnings report. However, our capital return and new product introduction investment thesis has not changed and the name remains a core holding. Teradata Corporation’s results for the quarter ending September 30, 2013 missed expectations and management reduced guidance for the fourth quarter. This miss compounded what had already been a challenging year for the company. Demand has been impacted by weak enterprise IT spending. We believe investors remain fearful that Teradata’s core product is losing share to newer technologies. Our research indicates that Teradata should be a primary beneficiary once IT spending improves. Shares of Abbott Laboratories were sold after the stock recovered from recall concerns in its infant nutrition business. During 2013, the company also experienced slower than expected growth in its established pharmaceutical business. We continue to view the company’s longer term revenue growth and margin opportunities positively, but sold the stock for better risk/return opportunities.

CRM Global Opportunity Fund returned 12.95% and 12.79% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 15.79% for the MSCI ACWI Index7 and 16.83% for the MSCI World Index7. Relative underperformance versus both the MSCI ACWI and the MSCI World Index was primarily due to stock selection within the health care sector. Turkey-based real estate investment trust Emlak Konut Gayrimenkul Yatirim Ortakligi AS (“Emlak Konut”), Philippines-based commercial bank Security Bank, and Philippines’ mall operator SM Prime Holdings were top detractors. We believe shares of Emlak Konut were weakened by the mid-December Turkish equity market collapse, as investors priced in political risk relating to corruption charges which are expected to harm Prime Minister Erdogan’s standing. We believe investors’ overreaction to this news has resulted in the company’s shares trading at a discount to hard asset value. We believe Security Bank’s underperformance was driven by the convergence of two short-term concerns: depressed earnings power in the first half of 2013 likely due to the company’s decision to conservatively manage trading gains and; macroeconomic concerns centered around the U.S. Federal Reserve’s tapering of its Quantitative Easing (QE), which appears to have dragged down performance of the Philippine market as a whole. It is our position that this short-term investor focus neglects the bank’s strong capital base and funding franchise. SM Prime Holdings underperformed after succumbing to pressure from market concerns over its ability to secure a bid for the valuable Manila Pasay reclamation project. We believe this has overshadowed the value creation of the newly formed SMPH diversified property platform, and ignores the positive performance of the company’s mall business.

The leading contributors to performance were media company CBS Corporation, Spain-based international financial group Banco Bilbao, and high-performance storage and networking semiconductor developer LSI

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Corporation. CBS Corporation continued to outperform after having successfully negotiated higher retransmission rates in a very public battle with Time Warner Cable at the end of the third quarter 2013. We believe investors are beginning to appreciate the potential of a substantial return of capital once the company spins its CBS Outdoor Americas business and converts it to a REIT. We believe Banco Bilbao’s outperformance was largely driven by the market re-rating of both its domestic Spanish and Latin American banking operations. It is our opinion that the company warranted a re-rating in Spain given its proactive approach to addressing asset quality risks while at the same time benefiting from signs of improved economic conditions. In Latin America, we believe Banco Bilbao’s re-rating was driven by market recognition of its profitable Mexican and Andean franchises that continue to generate attractive return on equity within the European financial sector. Shares of LSI Corporation outperformed following the announcement that the company agreed to be acquired in cash by Avago Technologies.

CRM International Opportunity Fund returned 9.72% and 9.57% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 15.34% for the MSCI ACWI (ex-U.S.) Index8 and 17.94% for the MSCI EAFE Index8. Underperformance relative to both the MSCI ACWI (ex-U.S.) and MSCI EAFE Index was primarily due to stock selection within the financial and energy sectors. Thailand-based banking Kasikornbank pcl, Philippines’ mall operator SM Prime Holdings, and Japanese-based pharmaceutical company Nichi-Iko Pharmaceutical were top detractors for the fiscal year to date. Shares of Kasikornbank (KBANK) underperformed during the quarter, as the Thai stock market was pressured by the emergence of political risk fueled by protests which forced the current Prime Minister, Yingluck Shinawatra, to agree to hold general elections in February 2014. We believe a short-term fear for KBANK is that this political uncertainty could prolong the current economic slump, potentially preventing the Thai economy from achieving 4% Gross Domestic Product (GDP) growth in 2014. We believe shares of KBANK were oversold in light of the fact that shares have reverted back to 2011 levels on valuation terms. In addition, we believe investors do not differentiate the bank for its unique business positioning as an efficient small and medium enterprise (SME) bank with market-leading deposit and bancassurance franchises. SM Prime Holdings underperformed after succumbing to pressure from market concerns over its ability to secure a bid for the valuable Manila Pasay reclamation project. We believe this has overshadowed the value creation of the newly formed SMPH diversified property platform, as well as, ignores the positive performance of the company’s mall business. Following a period of strong performance earlier in the year, Nichi-Iko Pharmaceutical underperformed during the fourth quarter 2013 as management announced a surprise capital raise by way of a warrants issue. We believe this implied equity dilution pressured the stock and was unjustified versus its issuing debt, given the company’s underlevered balance sheet and the ultralow interest rates available in Japan. We believe that management’s ambition to aggressively ramp-up biosimilar development and expand into the U.S. market entails disproportional risks and, as a result, we sold our position.

Stock selection within the consumer discretionary sector contributed to performance for the period. The leading contributors to performance were Spain-based international financial group Banco Bilbao, Macau based gaming operator Wynn Macau Ltd., and international media and education company Pearson plc. We believe Banco Bilbao’s outperformance was largely driven by the market re-rating of both its domestic Spanish and Latin American banking operations. It is our opinion that the company warranted a re-rating in Spain given its proactive approach to addressing asset quality risks while at the same time benefiting from signs of improved economic conditions. In Latin America, we believe Banco Bilbao’s re-rating was driven by market recognition of its profitable Mexican and Andean franchises that continue to generate attractive return on equity within the European financial sector. Wynn Macau Ltd. appreciated as valuation multiples expanded during the period due to an increased potential in earnings after visitation to Macau reached high double-digit growth. The company’s management has a track record of growing the franchise and has planned the opening of a new casino in Cotai

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which could potentially double the size of the company’s business in Macau. Pearson plc’s consistent delivery of organic sales growth and expanding margins contributed to its outperformance. We believe the company has a strong platform in both domestic and international markets and is one of the only truly global education companies that can meet customer needs in both school and college formats. In our view the company has the additional ability to gain market share in many key emerging markets.

Sincerely,

Ronald H. McGlynn
Chairman, Cramer Rosenthal McGlynn, LLC
President, CRM Mutual Fund Trust

1QE refers to the latest Federal Reserve Quantitative Easing program as it has no defined time limit.

2Russell 2000 Value Index is the Fund’s benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

3Russell 2500 Value Index is the Fund’s benchmark. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. It is not possible to invest directly in an index.

4Russell Midcap Value Index is the Fund’s benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

5Russell 1000 Value Index is the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

6Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

7MSCI ACWI Index is the Fund’s benchmark. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI ACWI Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices (as of June 30, 2013). Prior to June 30, 2013, the MSCI World Index was the Fund’s benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices (as of June 30, 2013). The Fund’s benchmark changed from the MSCI World Index to the MSCI ACWI Index because the Fund’s adviser believes that the MSCI ACWI Index better reflects the Fund’s investment approach and portfolio composition. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. It is not possible to invest directly in an index.

8MSCI ACWI Index (ex U.S.) is the Fund’s benchmark. The MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets except for the U.S. The MSCI ACWI Index (ex U.S.) consists of 44 country indices comprising 23 developed and 21 emerging market country indices (as of June 30, 2013). Prior to June 30, 2013, the MSCI EAFE Index was the Fund’s benchmark. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of 22 developed market country indices (as of June 30, 2013). The Fund’s benchmark changed from the MSCI EAFE Index to the MSCI ACWI Index (ex U.S.) because the Fund’s adviser believes that the MSCI ACWI Index

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(ex U.S.) better reflects the Fund’s investment approach and portfolio composition. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. It is not possible to invest directly in an index.

9Beta refers to a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

10EBITDA refers to a company’s earnings before interest, taxes, depreciation, and amortization.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will  fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Funds are  professionally managed, while the indices are unmanaged and are not available for investment. During the period, certain fees and   expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional  performance figures for the Funds can be found in the Comparison of Change in Value section of this report.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the  prospectus and consider the investment objectives, risks, changes and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

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CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds
9

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Continued)

For the Six Months Ended December 31, 2013

Expense Table

Fund/Class	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,198.40	1.07%	$5.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	1.07%	$5.45

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,200.00	0.84%	$4.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.97	0.84%	$4.28

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,184.50	1.06%	$5.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	1.06%	$5.40

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,185.80	0.84%	$4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.97	0.84%	$4.28

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,174.90	1.02%	$5.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	1.02%	$5.19

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,176.20	0.80%	$4.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	0.80%	$4.08

CRM Large Cap Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,148.90	1.15%	$6.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	1.15%	$5.85

CRM Large Cap Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,150.70	0.90%	$4.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	0.90%	$4.58

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,155.40	1.39%	$7.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	1.39%	$7.07

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,157.60	1.14%	$6.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	1.14%	$5.80

CRM Funds
10

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Global Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,127.90	1.50%	$8.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	1.50%	$7.63

CRM Global Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,129.50	1.25%	$6.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	1.25%	$6.36

CRM International Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,095.70	1.50%	$7.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	1.50%	$7.63

CRM International Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,097.20	1.25%	$6.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	1.25%	$6.36

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

CRM Funds
11

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

December 31, 2013

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	22.9%
Industrials	20.1
Consumer Discretionary	18.5
Health Care	9.8
Information Technology	9.0
Materials	8.2
Utilities	4.7
Consumer Staples	1.7
Energy	1.6
Short-Term Investments	3.5

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	21.3%
Consumer Discretionary	15.9
Financials	15.1
Information Technology	13.3
Materials	11.5
Health Care	6.7
Energy	5.8
Utilities	5.3
Consumer Staples	1.6
Short-Term Investments	3.5

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	16.8%
Industrials	16.4
Consumer Discretionary	14.2
Health Care	12.5
Information Technology	12.0
Energy	8.5
Materials	7.8
Utilities	7.5
Consumer Staples	2.0
Short-Term Investments	2.3

100.0%

CRM Large Cap Opportunity Fund - Sector Allocation
Common Stock
Financials	22.6%
Health Care	16.1
Consumer Discretionary	15.2
Industrials	13.7
Energy	9.9
Information Technology	8.2
Consumer Staples	5.9
Materials	3.4
Utilities	2.5
Short-Term Investments	2.5

100.0%

CRM Funds
12

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Continued)

CRM All Cap Value Fund - Sector Allocation
Common Stock
Financials	21.4%
Industrials	20.6
Consumer Discretionary	14.5
Health Care	10.5
Energy	9.1
Information Technology	7.9
Materials	6.3
Consumer Staples	4.3
Utilities	3.4
Short-Term Investments	2.0

100.0%

CRM Global Opportunity Fund - Sector Allocation
Common Stock
Financials	18.8%
Consumer Discretionary	17.3
Materials	13.5
Industrials	11.5
Energy	9.6
Health Care	9.1
Consumer Staples	8.2
Information Technology	5.6
Telecommunication Services	3.9
Short-Term Investments	2.5

100.0%

CRM Global Opportunity Fund - Country Allocation
Common Stock
United States	39.2%
France	7.9
Switzerland	7.8
United Kingdom	5.6
Japan	5.5
Philippines	5.2
Germany	5.2
Ireland	3.6
Canada	2.2
Netherlands	2.1
Norway	1.9
Spain	1.9
Hong Kong	1.8
Turkey	1.6
Mexico	1.6
Bermuda	1.6
South Korea	1.5
Brazil	1.3
Short-Term Investments	2.5

100.0%

CRM Funds
13

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

CRM International Opportunity Fund - Sector Allocation
Common Stock
Consumer Discretionary	21.2%
Financials	17.8
Materials	15.5
Energy	10.3
Industrials	9.1
Consumer Staples	8.9
Health Care	6.2
Telecommunication Services	5.4
Information Technology	1.8
Preferred Stock
Industrials	0.0
Short-Term Investments	3.8

100.0%

CRM International Opportunity Fund - Country Allocation
Common Stock
United Kingdom	17.0%
France	10.4
Germany	10.3
Japan	10.3
Switzerland	7.0
Philippines	5.1
Canada	4.5
Sweden	3.6
Ireland	3.5
Austria	3.4
Hong Kong	2.2
South Korea	2.1
Netherlands	2.1
Chile	2.0
Norway	2.0
Brazil	2.0
Spain	1.7
Turkey	1.6
Belgium	1.5
Mexico	1.5
Thailand	1.3
Finland	1.1
Preferred Stock
United Kingdom	0.0
Short-Term Investments	3.8

100.0%

Portfolio holdings are subject to change at any time.

CRM Funds
14

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Shares		Value
Common Stock — 98.3%
Consumer Discretionary — 18.8%
Automobiles & Components — 1.4%
230,233	Drew Industries, Inc.[1]	$11,787,930

Consumer Durables & Apparel — 4.8%
275,000	Brunswick Corp.	12,666,500
205,250	Ryland Group Inc. The	8,909,902
708,550	Vera Bradley, Inc.[1,2]	17,033,542

		38,609,944

Hotels, Restaurants & Leisure — 5.6%
280,100	Multimedia Games Holding Co. Inc.[1]	8,783,936
1,614,400	Regis Corp.	23,424,944
167,550	Vail Resorts, Inc.	12,604,787

		44,813,667

Retailing — 7.0%
301,864	Children’s Place Retail Stores, Inc. (The)[1]	17,197,192
290,300	DSW, Inc. — Class A	12,404,519
176,500	Group 1 Automotive, Inc.	12,535,030
264,700	Vitamin Shoppe, Inc.[1]	13,767,047

		55,903,788

Total Consumer Discretionary		151,115,329

Consumer Staples — 1.8%
216,053	Susser Holdings Corp.[1,2]	14,149,311

Total Consumer Staples		14,149,311

Energy — 1.6%
271,100	Oasis Petroleum, Inc.[1]	12,733,567

Total Energy		12,733,567

Financials — 23.4%
Banks — 12.3%
223,150	Bank of Hawaii Corp.	13,197,091
764,750	Boston Private Financial Holdings, Inc.	9,651,145
650,950	First Midwest Bancorp, Inc.	11,411,153
1,139,525	Fulton Financial Corp.	14,904,987
216,500	Hancock Holding Co.	7,941,220
489,800	Investors Bancorp, Inc.	12,529,084
257,025	UMB Financial Corp.	16,521,567
486,000	Union First Market Bankshares Corp.[2]	12,057,660

		98,213,907

Diversified Financials — 2.1%
285,790	Evercore Partners, Inc. — Class A	17,084,526

Insurance — 4.0%
341,700	Fidelity & Guaranty Life[1]	6,471,798
450,100	Selective Insurance Group, Inc.	12,179,706
723,250	Symetra Financial Corp.	13,712,820

		32,364,324

Shares		Value
Financials — (continued)
Real Estate — 5.0%
450,375	Chesapeake Lodging Trust	$11,389,984
362,609	Geo Group, Inc. (The)	11,683,262
400,300	Potlatch Corp.	16,708,522

		39,781,768

Total Financials		187,444,525

Health Care — 10.0%
Health Care Equipment & Services — 8.1%
404,100	CONMED Corp.	17,174,250
61,550	Cooper Cos., Inc. (The)	7,622,352
317,400	Premier, Inc. — Class A1	11,667,624
363,850	STERIS Corp.	17,482,992
340,200	VCA Antech, Inc.[1]	10,668,672

		64,615,890

Pharmaceuticals & Biotechnology — 1.9%
771,150	Bruker Corp.[1]	15,245,636

Total Health Care		79,861,526

Industrials — 20.4%
Capital Goods — 9.3%
76,550	Acuity Brands, Inc.	8,368,446
317,171	Barnes Group, Inc.	12,150,821
3,780,450	Capstone Turbine Corp.[1]	4,876,780
171,382	CIRCOR International, Inc.	13,844,238
260,900	Norcraft COS Inc.[1]	5,118,858
138,871	RBC Bearings, Inc.[1]	9,825,123
387,550	Thermon Group Holdings, Inc.[1]	10,591,742
163,800	Watts Water Technologies, Inc.[1]	10,134,306

		74,910,314

Commercial Services & Supplies — 9.8%
180,315	G & K Services, Inc. — Class A	11,221,002
212,913	HNI Corp.	8,267,412
712,350	Interface, Inc.	15,643,206
575,500	Kforce, Inc.	11,774,730
313,302	McGrath RentCorp	12,469,420
464,250	Mobile Mini, Inc.	19,117,815

		78,493,585

Transportation — 1.3%
477,000	Wesco Aircraft Holdings, Inc.[1]	10,455,840

Total Industrials		163,859,739

Information Technology — 9.2%
Semiconductors & Semiconductor Components — 4.2%
1,388,300	Atmel Corp.[1]	10,870,389
776,300	Fairchild Semiconductor International, Inc.[1]	10,363,605
713,600	Teradyne, Inc.[1]	12,573,632

		33,807,626

Software & Services — 3.2%
268,525	Fair Isaac Corp.	16,874,111

See accompanying notes.		CRM Funds
15

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013 (Unaudited)

Shares		Value
Information Technology — (continued)
Software & Services — (continued)
509,000	Sapient Corp.[1]	$8,836,240

		25,710,351

Technology Hardware & Equipment — 1.8%
4,764,000	Quantum Corp.[1]	5,716,800
477,050	Super Micro Computer, Inc.[1]	8,186,178

		13,902,978

Total Information Technology		73,420,955

Materials — 8.4%
535,250	Boise Cascade Co.[1]	15,779,170
660,554	Calgon Carbon Corp.[1]	13,587,596
164,300	Carpenter Technology Corp.	10,219,460
954,100	Ferro Corp.[1]	12,241,103
421,422	OM Group, Inc.[1]	15,343,975

Total Materials		67,171,304

Utilities — 4.7%
306,900	NorthWestern Corp.	13,294,908
191,800	South Jersey Industries, Inc.	10,733,128
251,950	Southwest Gas Corp.	14,086,524

Total Utilities		38,114,560

Total Common Stock (Cost $574,461,044)		787,870,816

Short-Term Investments — 3.6%
17,893,089	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.11%[3]	17,893,089
10,688,251	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.05%[3]	10,688,251

Total Short-Term Investments (Cost $28,581,340)		28,581,340

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 101.9% (Cost $603,042,384)		816,452,156

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 2.7%
Repurchase Agreements — 2.6%
$5,174,331	With Citibank: at 0.02%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $5,174,337 (collateralized by Federal National Mortgage Association, par values ranging from $21 - $447,309, coupon rates ranging from 1.82% - 6.50%, 08/01/17-11/15/48; total market value $5,277,818)	$5,174,331
5,174,331	With Citigroup: at 0.02%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $5,174,337 (collateralized by Federal National Mortgage Association, par values ranging from $35 - $1,338,510, coupon rates ranging from 2.50% - 11.00%, 12/15/15 - 08/15/53; total market value $5,277,818)	5,174,331
5,174,331	With Deutsche Bank: at 0.03%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $5,174,340 (collateralized by Federal National Mortgage Association, par values ranging from $334 - $253,282, coupon rates ranging from 0.00% - 8.00%, 01/24/14 - 02/01/47; total market value $5,277,819)	5,174,331
89,312	With HSBC: at 0.01%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $89,312 (collateralized by U.S. Treasury Bonds, par values ranging from $3,868 - $31,696, coupon rates ranging from 1.00% - 4.38%, 02/28/15 - 11/15/40; total market value $91,099)	89,312
5,174,331	With RBC: at 0.01%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $5,174,334 (collateralized by Federal National Mortgage Association, par values ranging from $364,023 - $1,555,527, coupon rates ranging from 2.50% - 4.00%, 12/01/26- 01/01/44; total market value $5,277,818)	5,174,331

Total Repurchase Agreements		20,786,636

See accompanying notes.		CRM Funds
16

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013 (Unaudited)

Principal		Value
Time Deposits — 0.1%
1,000,000	Nordea Bank Finland Time Deposit, 0.03%, 01/02/14[3]	$ 1,000,000

Total Time Deposits		1,000,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $21,786,636)		21,786,636

Total Investments — 104.6% (Cost $624,829,020)		838,238,792	[4]
Liabilities in Excess of Other Assets — (4.6%)		(36,766,814)

Total Net Assets — 100.0%		$801,471,978

Summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows (see Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities
Common Stock	$787,870,816	$787,870,816	—	—
Short-Term Investments	28,581,340	28,581,340	—	—
Short-Term Investments Held as Collateral for Loaned Securities	21,786,636	—	$21,786,636	—
Total	$838,238,792	$816,452,156	$21,786,636	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]	At December 31, 2013, the market value of securities on loan for the CRM Small Cap Value Fund was $21,240,571. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
17

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Shares		Value
Common Stock — 96.9%
Consumer Discretionary — 16.0%
Consumer Durables & Apparel — 4.9%
191,654	PVH Corp.	$26,068,777
464,584	Steven Madden Ltd.[1]	16,999,129
330,100	Toll Brothers, Inc.[1]	12,213,700

		55,281,606

Hotels, Restaurants & Leisure — 3.4%
1,113,800	Burger King Worldwide Inc.[2]	25,461,468
167,049	Vail Resorts, Inc.	12,567,096

		38,028,564

Media — 5.0%
967,900	Interpublic Group of Cos., Inc. (The)	17,131,830
270,500	Madison Square Garden Co. (The) — Class A1	15,575,390
302,450	Tribune Co.[1]	23,409,630

		56,116,850

Retailing — 2.7%
455,575	Ann, Inc.[1]	16,655,822
310,200	DSW, Inc. — Class A	13,254,846

		29,910,668

Total Consumer Discretionary		179,337,688

Consumer Staples — 1.6%
525,893	Hillshire Brands Co.	17,585,862

Total Consumer Staples		17,585,862

Energy — 5.8%
235,700	Oceaneering International, Inc.	18,592,016
483,700	Qep Resources, Inc.	14,825,405
300,325	SemGroup Corp. — Class A	19,590,200
201,750	Whiting Petroleum Corp.[1]	12,482,272

Total Energy		65,489,893

Financials — 15.1%
Banks — 6.1%
381,500	Hancock Holding Co.	13,993,420
1,872,200	KeyCorp.	25,124,924
1,535,350	TFS Financial Corp.[1]	18,600,765
588,780	Umpqua Holdings Corp.[2]	11,269,249

		68,988,358

Diversified Financials — 4.9%
739,650	E*trade Financial Corp.[1]	14,526,726
509,563	Lazard Ltd. — Class A	23,093,395
325,350	Raymond James Financial, Inc.	16,980,017

		54,600,138

Insurance — 1.5%
287,350	American Financial Group, Inc.	16,585,842

Real Estate — 2.6%
590,750	Douglas, Emmett Inc.	13,758,568

Shares		Value
Financials — (continued)
Real Estate — (continued)
378,750	Rayonier, Inc.	$15,945,375

		29,703,943

Total Financials		169,878,281

Health Care — 6.7%
Health Care Equipment & Services — 1.3%
115,400	Cooper Cos., Inc. (The)	14,291,136

Pharmaceuticals & Biotechnology — 5.4%
526,440	Hospira, Inc.[1]	21,731,443
950,500	Qiagen N.V.[2]	22,631,405
173,875	Techne Corp.	16,460,746

		60,823,594

Total Health Care		75,114,730

Industrials — 21.4%
Capital Goods — 19.3%
258,100	BE Aerospace, Inc.[1]	22,462,443
298,800	Crane Co.	20,094,300
1,315,750	Exelis, Inc.	25,078,195
272,650	ITT Corp.	11,838,463
165,665	Lincoln Electric Holdings, Inc.	11,818,541
280,135	MSC Industrial Direct Co., Inc. — Class A	22,654,517
246,350	Pall Corp.	21,025,973
205,990	Snap-On, Inc.	22,560,025
300,668	Timken Co.	16,557,787
256,334	WESCO International, Inc.[1]	23,344,337
425,775	Woodward, Inc.	19,419,598

		216,854,179

Commercial Services & Supplies — 2.1%
188,000	Dun & Bradstreet Corp. (The)	23,077,000

Total Industrials		239,931,179

Information Technology — 13.4%
Semiconductors & Semiconductor Components — 2.7%
1,291,440	LSI Corp.	14,231,669
955,200	Teradyne, Inc.[1]	16,830,624

		31,062,293

Software & Services — 9.0%
591,600	Broadridge Financial Solutions, Inc.	23,380,032
313,850	IAC/InterActiveCorp.	21,558,357
558,390	PTC, Inc.[1]	19,761,422
474,400	Synopsys, Inc.[1]	19,246,408
390,850	Verint Systems, Inc.[1]	16,783,099

		100,729,318

Technology Hardware & Equipment — 1.7%
425,420	Avnet, Inc.	18,765,276

Total Information Technology		150,556,887

Materials — 11.5%
166,800	Airgas, Inc.	18,656,580

See accompanying notes.		CRM Funds
18

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013 (Unaudited)

Shares		Value
Materials — (continued)
464,900	FMC Corp.	$35,081,354
756,600	Huntsman Corp.	18,612,360
458,000	MeadWestvaco Corp.	16,913,940
490,450	RPM International, Inc.	20,358,579
203,802	W.R. Grace & Co.[1]	20,149,904

Total Materials		129,772,717

Utilities — 5.4%
583,750	American Water Works Co., Inc.	24,669,275
449,150	MDU Resources Group, Inc.	13,721,532
300,000	OGE Energy Corp.	10,170,000
304,550	UIL Holdings Corp.	11,801,313

Total Utilities		60,362,120

Total Common Stock (Cost $841,259,657)		1,088,029,357

Short-Term Investments — 3.6%
22,952,469	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.11%[3]	22,952,469
16,847,830	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.05%[3]	16,847,830

Total Short-Term Investments (Cost $39,800,299)		39,800,299

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.5% (Cost $881,059,956)		1,127,829,656

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 0.7%
Repurchase Agreements — 0.7%
$1,887,385	With Citigroup: at 0.02%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $1,887,387 (collateralized by Federal National Mortgage Association, par values ranging from $13 - $488,234, coupon rates ranging from 2.08% - 11.00%, 12/15/15 - 8/15/53; total market value $1,925,133)	$1,887,385

Principal		Value
Repurchase Agreements — (continued)
$1,887,385	With JPMorgan: at 0.001%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $1,887,385 (collateralized by Federal National Mortgage Association, par values ranging from $1,085 - $25,674, coupon rates ranging from 2.50% - 7.50%, 03/01/16 - 11/01/52; total market value $1,925,178)	$1,887,385
1,887,385	With Merrill Lynch: at 0.01%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $1,887,386 (collateralized by Federal National Mortgage Association, par values ranging from $2 - $452,972, coupon rates ranging from 1.36% - 7.00%, 06/01/17 - 11/20/43; total market value $1,925,133)	1,887,385
914,931	With RBS: at 0.01%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $914,932 (collateralized by U.S. Treasury Notes, par values ranging from $79 - $83,838, coupon rates ranging from 0.13% - 3.88%, 01/15/14 - 02/15/42; total market value $933,232)	914,931
1,369,795	With TD Securities: at 0.01%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $1,369,796 (collateralized by U.S. Treasury Notes, par values ranging from $96 - $916,339, coupon rates ranging from 0.00% - 4.63%, 01/31/14 - 02/15/40; total market value $1,397,191)	1,369,795

Total Repurchase Agreements		7,946,881

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $7,946,881)		7,946,881

Total Investments — 101.2% (Cost $889,006,837)		1,135,776,537	[4]
Liabilities in Excess of Other Assets — (1.2%)		(13,319,512)

Total Net Assets — 100.0%		$1,122,457,025

See accompanying notes.		CRM Funds
19

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013 (Unaudited)

Summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$1,088,029,357	$1,088,029,357	—	—
Short-Term Investments	39,800,299	39,800,299	—	—
Short-Term Investments Held as Collateral for Loaned Securities	7,946,881	—	$7,946,881	—

Total	$1,135,776,537	$1,127,829,656	$7,946,881	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]	At December 31, 2013, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $7,670,147. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
20

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Shares		Value
Common Stock — 97.9%
Consumer Discretionary — 14.3%
Automobiles & Components — 1.5%
594,123	Harley-Davidson, Inc.	$41,137,077

Consumer Durables & Apparel — 6.3%
383,086	Mohawk Industries, Inc.[1]	57,041,505
1,741,451	Newell Rubbermaid, Inc.	56,440,427
470,447	PVH Corp.	63,990,201

		177,472,133

Hotels, Restaurants & Leisure — 2.5%
340,700	Starwood Hotels & Resorts Worldwide, Inc.	27,068,615
223,000	Wynn Resorts, Ltd.	43,308,830

		70,377,445

Media — 1.8%
2,938,900	Interpublic Group of Cos., Inc. (The)	52,018,530

Retailing — 2.2%
1,139,350	Macy’s, Inc.	60,841,290

Total Consumer Discretionary		401,846,475

Consumer Staples — 2.0%
Consumer Staples — 2.0%
454,500	Beam, Inc.	30,933,270
268,004	Hershey Co. (The)	26,058,029

		56,991,299

Total Consumer Staples		56,991,299

Energy — 8.5%
3,107,700	Cameco Corp.[2]	64,546,929
932,850	Cameron International Corp.[1]	55,532,560
587,212	Oceaneering International, Inc.	46,319,283
1,469,450	Qep Resources, Inc.	45,038,642
438,650	Whiting Petroleum Corp.[1]	27,139,276

Total Energy		238,576,690

Financials — 16.8%
Banks — 5.4%
4,565,250	KeyCorp.	61,265,655
2,468,135	SunTrust Banks, Inc.	90,852,049

		152,117,704

Diversified Financials — 6.2%
1,210,150	Invesco Ltd.	44,049,460
817,750	Raymond James Financial, Inc.	42,678,372
1,186,250	State Street Corp.	87,058,888

		173,786,720

Insurance — 2.1%
1,624,300	Hartford Financial Services Group, Inc.	58,848,389

Real Estate — 3.1%
620,600	Taubman Centers, Inc.	39,668,752

Shares		Value
Financials — (continued)
Real Estate — (continued)
1,523,100	Weyerhaeuser Co.	$48,084,267

		87,753,019

Total Financials		472,505,832

Health Care — 12.5%
Health Care Equipment & Services — 6.2%
414,850	Cardinal Health, Inc.	27,716,128
1,391,378	CareFusion Corp.[1]	55,404,672
516,750	Cigna Corp.	45,205,290
762,177	St. Jude Medical, Inc.	47,216,865

		175,542,955

Pharmaceuticals & Biotechnology — 6.3%
971,250	Agilent Technologies, Inc.	55,545,788
1,238,744	Hospira, Inc.[1]	51,135,352
2,109,100	Zoetis, Inc.	68,946,479

		175,627,619

Total Health Care		351,170,574

Industrials — 16.5%
Capital Goods — 8.1%
571,475	Dover Corp.	55,170,197
743,258	MSC Industrial Direct Co., Inc. — Class A	60,107,274
562,400	Pall Corp.	48,000,840
827,290	Pentair Ltd.	64,255,614

		227,533,925

Commercial Services & Supplies — 6.9%
520,050	Dun & Bradstreet Corp. (The)	63,836,138
1,224,000	Nielsen Holdings NV	56,169,360
1,802,300	Tyco International Ltd.	73,966,392

		193,971,890

Transportation — 1.5%
1,459,950	Hertz Global Holdings, Inc.[1]	41,783,769

Total Industrials		463,289,584

Information Technology — 12.0%
Semiconductors & Semiconductor Components — 2.3%
3,031,545	LSI Corp.	33,407,626
699,300	Microchip Technology, Inc.[2]	31,293,675

		64,701,301

Software & Services — 9.7%
687,425	Citrix Systems, Inc.[1]	43,479,631
791,286	IAC/InterActiveCorp.	54,353,435
1,295,504	PTC, Inc.[1]	45,847,887
1,068,550	Synopsys, Inc.[1]	43,351,074
1,905,227	Teradata Corp.[1]	86,668,776

		273,700,803

Total Information Technology		338,402,104

Materials — 7.8%
403,953	Airgas, Inc.	45,182,143

See accompanying notes.		CRM Funds
21

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013 (Unaudited)

Shares		Value
Materials — (continued)
1,155,200	FMC Corp.	$87,171,392
1,903,550	Huntsman Corp.	46,827,330
1,130,711	MeadWestvaco Corp.	41,757,157

Total Materials		220,938,022

Utilities — 7.5%
1,401,293	American Water Works Co., Inc.	59,218,642
1,491,337	NiSource, Inc.	49,035,161
1,248,501	Northeast Utilities	52,923,957
2,225,715	Questar Corp.	51,169,188

Total Utilities		212,346,948

Total Common Stock (Cost $2,080,547,190)		2,756,067,528

Short-Term Investments — 2.4%
32,218,294	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.11%[3]	32,218,294
33,812,791	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.05%[3]	33,812,791

Total Short-Term Investments (Cost $66,031,085)		66,031,085

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.3% (Cost $2,146,578,275)		2,822,098,613

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 3.5%
Repurchase Agreements — 3.4%
$23,586,127	With Citibank: at 0.02%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $23,586,153 (collateralized by Federal National Mortgage Association, par values ranging from $94 - $3,301,266, coupon rates ranging from 1.82% - 6.50%, 08/01/17 - 11/15/48; total market value $24,057,850)	$23,586,127
23,586,127	With Citigroup: at 0.02%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $23,586,153 (collateralized by Federal National Mortgage Association, par values ranging from $161 - $6,101,325, coupon rates ranging from 2.08% - 11.00%, 12/15/15 - 08/15/53; total market value $24,057,850)	23,586,127

Principal		Value
Repurchase Agreements — (continued)
$23,586,127	With Deutsche bank: at 0.03%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $23,586,166 (collateralized by Federal National Mortgage Association, par values ranging from $1 - $1,154,533, coupon rates ranging from 0.00% - 8.00%, 01/24/14 - 02/01/47; total market value $24,057,857)	$23,586,127
2,965,454	With HSBC: at 0.01%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $2,965,456 (collateralized by U.S. Treasury Bonds, par values ranging from $128,437 - $1,052,404, coupon rates ranging from 1.00% - 4.38%, 02/28/15 - 11/15/40; total market value $3,024,780)	2,965,454
23,586,127	With Merrill Lynch: at 0.01%, dated 12/31/13, to be repurchased on 01/02/14, repurchase price $23,586,140 (collateralized by Federal National Mortgage Association, par values ranging from $21 - $5,660,670, coupon rates ranging from 1.36% - 7.00%, 06/01/17 - 09/01/44; total market value $24,057,850)	23,586,127

Total Repurchase Agreements		97,309,962

Time Deposits — 0.1%
2,000,000	Nordea Bank Finland Time Deposit, 0.03%, 01/02/14[3]	2,000,000

Total Time Deposits		2,000,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $99,309,962)		99,309,962

Total Investments — 103.8% (Cost $2,245,888,237)		2,921,408,575	[4]
Liabilities in Excess of Other Assets — (3.8%)		(105,738,835)

Total Net Assets — 100.0%		$2,815,669,740

See accompanying notes.		CRM Funds
22

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013 (Unaudited)

Summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$2,756,067,528	$2,756,067,528	—	—
Short-Term Investments	66,031,085	66,031,085	—	—
Short-Term Investments Held as Collateral for Loaned Securities	99,309,962	—	$99,309,962	—

Total	$2,921,408,575	$2,822,098,613	$99,309,962	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]	At December 31, 2013, the market value of securities on loan for the CRM Mid Cap Value Fund was $96,520,822. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
23

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Shares	Value

Common Stock — 97.5%
Consumer Discretionary — 15.2%
Automobiles & Components — 1.5%
8,500	Harley-Davidson, Inc.	$588,540

Consumer Durables & Apparel — 4.9%
6,900	Mohawk Industries, Inc.[1]	1,027,410
6,800	PVH Corp.	924,936

		1,952,346

Media — 6.6%
31,900	CBS Corp. — Class B	2,033,306
6,900	Viacom, Inc. — Class B	602,646

		2,635,952

Retailing — 2.2%
16,300	Macy’s, Inc.	870,420

Total Consumer Discretionary		6,047,258

Consumer Staples — 5.9%
Food, Beverage & Tobacco — 3.5%
22,350	Mondelez International, Inc. — Class A	788,955
8,100	Nestle SA, ADR[2]	596,079

		1,385,034

Personal Products — 2.4%
12,800	Estee Lauder Cos., Inc. (The) — Class A	964,096

Total Consumer Staples		2,349,130

Energy — 9.9%
44,670	Cameco Corp.	927,796
13,800	Cameron International Corp.[1]	821,514
3,900	EOG Resources, Inc.	654,576
8,350	Hess Corp.	693,050
8,530	Occidental Petroleum Corp.	811,203

Total Energy		3,908,139

Financials — 22.5%
Banks — 6.1%
38,000	SunTrust Banks, Inc.	1,398,780
25,150	US Bancorp	1,016,060

		2,414,840

Diversified Financials — 11.2%
22,400	Citigroup, Inc.	1,167,264
22,100	JPMorgan Chase & Co.	1,292,408
19,225	State Street Corp.	1,410,923
7,200	T Rowe Price Group Inc.	603,144

		4,473,739

Insurance — 5.2%
10,650	Allstate Corp. (The)	580,851
7,700	Aon PLC[3]	645,953
15,470	MetLife, Inc.	834,142

		2,060,946

Total Financials		8,949,525

Shares	Value

Health Care — 16.1%
Health Care Equipment & Services — 4.2%
13,400	Covidien PLC[3]	$912,540
11,850	St. Jude Medical, Inc.	734,107

		1,646,647

Pharmaceuticals & Biotechnology — 11.9%
11,350	Agilent Technologies, Inc.	649,107
15,090	Hospira, Inc.[1]	622,915
13,000	Johnson & Johnson	1,190,670
39,300	Pfizer, Inc.	1,203,759
32,500	Zoetis, Inc.	1,062,425

		4,728,876

Total Health Care		6,375,523

Industrials — 13.7%
Capital Goods — 11.0%
8,200	Dover Corp.	791,628
11,500	Eaton Corp. PLC[3]	875,380
33,400	General Electric Co.	936,202
8,600	Honeywell International, Inc.	785,782
12,910	Pentair Ltd.	1,002,720

		4,391,712

Commercial Services & Supplies — 2.7%
25,850	Tyco International Ltd.	1,060,884

Total Industrials		5,452,596

Information Technology — 8.3%
Software & Services — 5.2%
9,900	Automatic Data Processing, Inc.	800,019
27,450	Teradata Corp.[1]	1,248,701

		2,048,720

Technology Hardware & Equipment — 3.1%
28,100	Cisco Systems, Inc.	630,845
23,550	EMC Corp.	592,282

		1,223,127

Total Information Technology		3,271,847

Materials — 3.4%
12,200	Air Products & Chemicals, Inc.	1,363,716

Total Materials		1,363,716

Utilities — 2.5%
11,800	NiSource, Inc.	387,984
13,900	Northeast Utilities	589,221

Total Utilities		977,205

Total Common Stock (Cost $30,380,441)		38,694,939

Short-Term Investments — 2.5%
474,478	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.11%[4]	474,478

See accompanying notes.		CRM Funds
24

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013 (Unaudited)

Shares		Value
Short-Term Investments — (continued)
522,751	Blackrock Liquidity FundsTempFund Portfolio — Institutional Series, 0.05%[4]	$522,751

Total Short-Term Investments (Cost $997,229)		997,229

Total Investments — 100.0% (Cost $31,377,670)		39,692,168
Other Assets in Excess of Liabilities — 0.0%		14,991

Total Net Assets — 100.0%		$39,707,159

Summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$38,694,939	$38,694,939	—	—
Short-Term Investments	997,229	997,229	—	—

Total	$39,692,168	$39,692,168	—	—

[1]	Non-income producing security.
[2]	ADR — American Depository Receipt.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
25

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Shares		Value
Common Stock — 98.0%
Consumer Discretionary — 14.5%
Automobiles & Components — 1.5%
14,900	Harley-Davidson, Inc.	$1,031,676

Consumer Durables & Apparel — 2.3%
12,100	PVH Corp.	1,645,842

Media — 7.0%
57,500	CBS Corp. — Class B	3,665,050
73,600	Interpublic Group of Cos., Inc. (The)	1,302,720

		4,967,770

Retailing — 3.7%
29,100	Macy’s, Inc.	1,553,940
21,000	Vitamin Shoppe, Inc.[1]	1,092,210

		2,646,150

Total Consumer Discretionary		10,291,438

Consumer Staples — 4.3%
Food, Beverage & Tobacco — 2.0%
40,000	Mondelez International, Inc. — Class A	1,412,000

Personal Products — 2.3%
21,900	Estee Lauder Cos., Inc. (The) — Class A	1,649,508

Total Consumer Staples		3,061,508

Energy — 9.1%
79,500	Cameco Corp.	1,651,215
18,000	Cameron International Corp.[1]	1,071,540
6,950	EOG Resources, Inc.	1,166,488
12,850	Hess Corp.	1,066,550
15,650	Occidental Petroleum Corp.	1,488,315

Total Energy		6,444,108

Financials — 21.4%
Banks — 4.3%
56,700	SunTrust Banks, Inc.	2,087,127
82,250	TFS Financial Corp.[1]	996,459

		3,083,586

Diversified Financials — 12.1%
35,450	Citigroup, Inc.	1,847,299
36,200	JPMorgan Chase & Co.	2,116,976
30,150	Lazard Ltd. — Class A	1,366,398
29,400	State Street Corp.	2,157,666
12,900	T Rowe Price Group Inc.	1,080,633

		8,568,972

Insurance — 5.0%
12,600	Aon PLC[2]	1,057,014

Shares		Value
Financials — (continued)
Insurance — (continued)
37,900	Hartford Financial Services Group, Inc.	$1,373,117
20,500	MetLife, Inc.	1,105,360

		3,535,491

Total Financials		15,188,049

Health Care — 10.5%
Health Care Equipment & Services — 3.8%
30,600	CONMED Corp.	1,300,500
29,900	STERIS Corp.	1,436,695

		2,737,195

Pharmaceuticals & Biotechnology — 6.7%
25,270	Hospira, Inc.[1]	1,043,146
65,400	Pfizer, Inc.	2,003,202
52,588	Zoetis, Inc.	1,719,101

		4,765,449

Total Health Care		7,502,644

Industrials — 20.6%
Capital Goods — 14.0%
14,500	Dover Corp.	1,399,830
19,100	Eaton Corp. PLC[2]	1,453,892
74,300	Exelis, Inc.	1,416,158
53,400	General Electric Co.	1,496,802
13,300	MSC Industrial Direct Co., Inc. — Class A	1,075,571
15,150	Pall Corp.	1,293,052
23,040	Pentair Ltd.	1,789,517

		9,924,822

Commercial Services & Supplies — 6.6%
12,925	Dun & Bradstreet Corp. (The)	1,586,544
56,300	Interface, Inc.	1,236,348
46,200	Tyco International Ltd.	1,896,048

		4,718,940

Total Industrials		14,643,762

Information Technology — 7.9%
Software & Services — 4.8%
36,100	PTC, Inc.[1]	1,277,579
47,000	Teradata Corp.[1]	2,138,030

		3,415,609

Technology Hardware & Equipment — 3.1%
49,900	Cisco Systems, Inc.	1,120,255
41,900	EMC Corp.	1,053,785

		2,174,040

Total Information Technology		5,589,649

Materials — 6.3%
20,700	Air Products & Chemicals, Inc.	2,313,846
28,500	FMC Corp.	2,150,610

Total Materials		4,464,456

See accompanying notes.		CRM Funds
26

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013 (Unaudited)

Shares		Value
Utilities — 3.4%
31,300	American Water Works Co., Inc.	$1,322,738
32,500	NiSource, Inc.	1,068,600

Total Utilities		2,391,338

Total Common Stock (Cost $54,863,607)		69,576,952

Short-Term Investments — 2.0%
633,595	Blackrock Liquidity Funds
	TempCash Portfolio — Institutional Series, 0.11%[3]	633,595
806,882	Blackrock Liquidity Funds
	TempFund Portfolio — Institutional Series, 0.05%[3]	806,882

Total Short-Term Investments (Cost $1,440,477)		1,440,477

Total Investments — 100.0% (Cost $56,304,084)		71,017,429
Liabilities in Excess of Other Assets — 0.0%		(17,745)

Total Net Assets — 100.0%		$70,999,684

Summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities
Common Stock	$69,576,952	$69,576,952	—	—
Short-Term Investments	1,440,477	1,440,477	—	—

Total	$71,017,429	$71,017,429	—	—

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
27

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Shares		Value
Common Stock — 97.8%
Bermuda — 1.6%
10,200	Lazard Ltd. — Class A	$462,264

Total Bermuda		462,264

Brazil — 1.3%
28,100	Vale SA, ADR[2]	393,681

Total Brazil		393,681

Canada — 2.2%
30,900	Cameco Corp.	641,793

Total Canada		641,793

France — 7.9%
4,500	Cie Generale Des Etablissements Michelin	478,229
5,650	Pernod-Ricard SA	643,660
5,950	Sanofi	631,262
5,850	Technip SA	562,224

Total France		2,315,375

Germany — 5.2%
5,175	Adidas AG	659,530
4,100	Linde AG	857,621

Total Germany		1,517,151

Hong Kong — 1.8%
51,500	China Mobile Ltd.	533,975

Total Hong Kong		533,975

Ireland — 3.6%
70,000	C&C Group PLC[1,3]	409,272
8,600	Eaton Corp. PLC[3]	654,632

Total Ireland		1,063,904

Japan — 5.6%
86,000	Isuzu Motors Ltd.	534,080
12,000	JGC Corp.	470,041
38,200	NTT DOCOMO, Inc.	625,724

Total Japan		1,629,845

Mexico — 1.6%
254,800	Compartamos SAB de CV	476,561

Total Mexico		476,561

Shares		Value
Netherlands — 2.1%
7,900	Koninklijke DSM N.V.	$621,219

Total Netherlands		621,219

Norway — 2.0%
29,800	Subsea 7 SA	570,422

Total Norway		570,422

Philippines — 5.2%
359,990	Metropolitan Bank & Trust Co.	612,792
186,360	Security Bank Corp.	485,399
1,282,100	SM Prime Holdings, Inc.	424,069

Total Philippines		1,522,260

South Korea — 1.5%
2,000	Hyundai Motor Co.	448,192

Total South Korea		448,192

Spain — 1.9%
45,346	Banco Bilbao Vizcaya Argentaria SA	558,201

Total Spain		558,201

Switzerland — 7.8%
6,450	Cie Financiere Richemont SA	642,072
6,400	Holcim Ltd.	478,897
7,460	Pentair Ltd.	579,418
14,500	Tyco International Ltd.	595,080

Total Switzerland		2,295,467

Turkey — 1.6%
492,500	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	481,270

Total Turkey		481,270

United Kingdom — 5.6%
173,075	Barclays PLC[3]	779,422
21,300	Croda International PLC[3]	866,631

Total United Kingdom		1,646,053

United States — 39.3%
6,000	Automatic Data Processing, Inc.	484,860
24,700	Burger King Worldwide Inc.	564,642
17,550	CBS Corp. — Class B	1,118,637
20,700	Cisco Systems, Inc.	464,715
4,970	Dover Corp.	479,804
4,950	Dun & Bradstreet Corp. (The)	607,612
9,700	Estee Lauder Cos., Inc. (The) — Class A	730,604
9,800	FMC Corp.	739,508
14,800	Hartford Financial Services Group, Inc.	536,204
5,600	Hess Corp.	464,800
7,100	Johnson & Johnson	650,289
12,300	JPMorgan Chase & Co.	719,304
18,000	Mondelez International, Inc. — Class A	635,400

See accompanying notes.		CRM Funds
28

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013 (Unaudited)

Shares	Value

United States — (continued)
6,300	Occidental Petroleum Corp.	$599,130
22,300	Pfizer, Inc.	683,049
4,800	PVH Corp.	652,896
15,250	Teradata Corp.[1]	693,723
21,400	Zoetis, Inc.	699,566

Total United States		11,524,743

Total Common Stock (Cost $24,225,410)		28,702,376

Short-Term Investments — 2.5%
184,260	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.11%[4]	184,260
541,055	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.05%[4]	541,055

Total Short-Term Investments (Cost $725,315)		725,315

Total Investments — 100.3% (Cost $24,950,725)		29,427,691
Liabilities in Excess of Other Assets — (0.3%)		(76,703)

Total Net Assets — 100.0%		$29,350,988

Summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock
Bermuda	$462,264	$462,264	—	—
Brazil	393,681	393,681	—	—
Canada	641,793	641,793	—	—
France	2,315,375	2,315,375	—	—
Germany	1,517,151	1,517,151	—	—
Hong Kong	533,975	533,975	—	—
Ireland	1,063,904	1,063,904	—	—
Japan	1,629,845	1,629,845	—	—
Mexico	476,561	476,561	—	—
Netherlands	621,219	621,219	—	—
Norway	570,422	570,422	—	—
Philippines	1,522,260	1,522,260	—	—
South Korea	448,192	448,192	—	—
United Kingdom	1,646,053	1,646,053	—	—
United States	11,524,743	11,524,743	—	—
Short-Term Investments	$725,315	$725,315	—	—

Total	$29,427,691	$29,427,691	—	—

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed not to have occurred at December 31, 2013 and therefore the Fund did not utilize the external pricing service model adjustments. As a result, securities held at the beginning of the period that were still held by the Fund were transferred from Level 2 into Level 1 with an end of period value of $8,737,536.

[1]	Non-income producing security.
[2]	ADR — American Depository Receipt.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
29

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Shares	Value

Common Stock — 96.5%
Austria — 3.4%
17,800	Andritz AG	$1,116,387
21,500	Erste Group Bank AG	749,202

Total Austria		1,865,589

Belgium — 1.5%
5,100	Solvay SA	806,851

Total Belgium		806,851

Brazil — 2.0%
78,410	Vale SA, ADR[2]	1,098,524

Total Brazil		1,098,524

Canada — 4.5%
36,050	Cameco Corp.	748,758
30,950	Cenovus Energy, Inc.	885,743
67,000	Trican Well Service Ltd.	818,696

Total Canada		2,453,197

Chile — 2.0%
123,100	Saci Falabella	1,104,140

Total Chile		1,104,140

Finland — 1.1%
21,950	Elisa OYJ	581,589

Total Finland		581,589

France — 10.4%
7,700	Cie Generale Des Etablissements Michelin	818,304
15,900	JCDecaux SA	655,555
4,850	Kering	1,025,179
9,400	Pernod-Ricard SA	1,070,868
9,900	Sanofi	1,050,334
10,450	Technip SA	1,004,316

Total France		5,624,556

Germany — 10.3%
10,600	Adidas AG	1,350,920
17,500	Fresenius Medical Care AG & Co KGAA	1,245,392
12,900	Lanxess AG	860,266
6,600	Linde AG	1,380,561
2,700	Volkswagen AG	758,296

Total Germany		5,595,435

Hong Kong — 2.3%
117,500	China Mobile Ltd.	1,218,292

Total Hong Kong		1,218,292

Ireland — 3.5%
124,650	C&C Group PLC[1,3]	728,797
17,100	Kerry Group PLC — Class A3	1,187,755

Total Ireland		1,916,552

Japan — 10.3%
190,300	Isuzu Motors Ltd.	1,181,808

Shares	Value

Japan — (continued)
21,000	JGC Corp.	$822,572
68,200	NTT DOCOMO, Inc.	1,117,130
15,100	Shin-Etsu Chemical Co. Ltd.	880,391
24,500	Tokio Marine Holdings, Inc.	817,752
13,100	Unicharm Corp.	746,368

Total Japan		5,566,021

Mexico — 1.5%
420,793	Compartamos SAB de CV	787,023

Total Mexico		787,023

Netherlands — 2.1%
14,500	Koninklijke DSM N.V.	1,140,212

Total Netherlands		1,140,212

Norway — 2.0%
57,600	Subsea 7 SA	1,102,560

Total Norway		1,102,560

Philippines — 5.2%
641,910	Metropolitan Bank & Trust Co.	1,092,690
311,480	Security Bank Corp.	811,290
2,672,800	SM Prime Holdings, Inc.	884,058

Total Philippines		2,788,038

South Korea — 2.1%
5,150	Hyundai Motor Co.	1,154,096

Total South Korea		1,154,096

Spain — 1.7%
75,731	Banco Bilbao Vizcaya Argentaria SA	932,234

Total Spain		932,234

Sweden — 3.6%
32,900	Atlas Copco AB	912,035
80,400	Volvo AB	1,055,649

Total Sweden		1,967,684

Switzerland — 7.0%
11,100	Cie Financiere Richemont SA	1,104,961
11,400	Holcim Ltd.	853,035
3,950	Roche Holding AG	1,103,458
7,800	Swiss Re AG	717,437

Total Switzerland		3,778,891

Thailand — 1.3%
146,300	Kasikornbank PCL	694,547

Total Thailand		694,547

Turkey — 1.6%
870,550	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	850,700

Total Turkey		850,700

United Kingdom — 17.1%
300,625	Barclays PLC[3]	1,353,828

See accompanying notes.		CRM Funds
30

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013 (Unaudited)

Shares	Value

United Kingdom — (continued)
35,105	Croda International PLC[3]	$1,428,313
78,850	Hunting PLC[3]	1,018,464
56,150	Pearson PLC[3]	1,246,889
48,235	Rolls-Royce Holdings PLC[3]	1,018,408
21,050	SABMiller PLC[3]	1,080,944
147,300	Sage Group PLC (The)[3]	984,716
101,700	UBM PLC[3]	1,104,776

Total United Kingdom		9,236,338

Total Common Stock (Cost $49,216,011)		52,263,069

Preferred Stock — 0.0%
United Kingdom — 0.0%
3,830,010	Rolls-Royce Holdings PLC[1,3]
(Cost $6,210)		6,343

Total United Kingdom		6,343

Short-Term Investments — 3.8%
1,035,848	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.11%[4]	1,035,848
1,010,551	Blackrock Liquidity Funds
	TempFund Portfolio — Institutional
	Series, 0.05%[4]	1,010,551

Total Short-Term Investments (Cost $2,046,399)		2,046,399

Total Investments — 100.3% (Cost $51,268,620)		54,315,811
Liabilities in Excess of Other Assets — (0.3%)		(152,283)

Total Net Assets — 100.0%		$54,163,528

[1]	Non-income producing security.
[2]	ADR — American Depository Receipt.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.

Summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities

Common Stock
Austria	$1,865,589	$1,865,589	—	—
Belgium	806,851	806,851	—	—
Brazil	1,098,524	1,098,524	—	—
Canada	2,453,197	2,453,197	—	—
Chile	1,104,140	1,104,140
Finland	581,589	581,589	—	—
France	5,624,556	5,624,556	—	—
Germany	5,595,435	5,595,435	—	—
Hong Kong	1,218,292	1,218,292	—	—
Ireland	1,916,552	1,916,552	—	—
Japan	5,566,021	5,566,021	—	—
Mexico	787,023	787,023	—	—
Netherlands	1,140,212	1,140,212	—	—
Norway	1,102,560	1,102,560	—	—
Philippines	2,788,038	2,788,038	—	—
South Korea	1,154,096	1,154,096	—	—
Spain	932,234	932,234	—	—
Sweden	1,967,684	1,967,684	—	—
Switzerland	3,778,891	3,778,891	—	—
Thailand	694,547	694,547	—	—
Turkey	850,700	850,700	—	—
United Kingdom	9,236,338	9,236,338	—	—
Preferred Stock	6,343	—	—	$6,343
Short-Term Investments	2,046,399	2,046,399	—	—

Total	$54,315,811	$54,309,468	—	$6,343

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed not to have occurred at December 31, 2013 and therefore the Fund did not utilize the external pricing service model adjustments. As a result, securities held at the beginning of the period that were still held by the Fund were transferred from Level 2 into Level 1 with an end of period value of $32,056,367.

See accompanying notes.		CRM Funds
31

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
ASSETS:
Investments
Investments, at cost	$624,829,020	$889,006,837	$2,245,888,237	$31,377,670
Net unrealized appreciation	213,409,772	246,769,700	675,520,338	8,314,498

Total investments, at value[1]	838,238,792	1,135,776,537	2,921,408,575	39,692,168
Receivable for fund shares sold	391,759	1,227,837	2,166,765	—
Receivable for securities sold	4,027,766	2,791,859	30,944,803	—
Dividends and interest receivable	922,670	989,513	1,998,483	63,032
Other assets	64,541	91,303	185,660	27,479

Total assets	843,645,528	1,140,877,049	2,956,704,286	39,782,679

LIABILITIES:
Obligation to return securities lending collateral	21,786,636	7,946,881	99,309,962	—
Payable for fund shares redeemed	19,671,004	877,086	17,313,146	5,640
Payable for securities purchased	—	8,662,453	21,932,531	—
Accrued advisory fee	512,994	693,595	1,684,145	19,001
Audit and tax fees	22,371	22,370	22,371	22,371
Other accrued expenses	180,545	217,639	772,391	28,508

Total liabilities	42,173,550	18,420,024	141,034,546	75,520

NET ASSETS	$801,471,978	$1,122,457,025	$2,815,669,740	$39,707,159

COMPONENTS OF NET ASSETS
Paid-in-capital	$576,945,285	$835,361,065	$2,018,112,326	$27,440,548
Undistributed (distributions in excess of) net investment income	1,235,962	561,696	(188,285)	(5,325)
Accumulated net realized gain on investments	9,880,959	39,764,564	122,225,361	3,957,438
Net unrealized appreciation of investments	213,409,772	246,769,700	675,520,338	8,314,498

NET ASSETS	$801,471,978	$1,122,457,025	$2,815,669,740	$39,707,159

NET ASSETS BY SHARE CLASS
Investor Shares	$101,152,675	$260,630,003	$811,251,440	$15,238,324
Institutional Shares	700,319,303	861,827,022	2,004,418,300	24,468,835

NET ASSETS	$801,471,978	$1,122,457,025	$2,815,669,740	$39,707,159

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	4,352,728	14,749,326	23,830,837	1,314,222
Institutional Shares	27,983,020	48,124,630	57,878,008	2,109,020
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$23.24	$17.67	$34.04	$11.59
Institutional Shares	$25.03	$17.91	$34.63	$11.60

[1] Includes securities loaned of:	$21,240,571	$7,670,147	$96,520,822	$—

See accompanying notes.		CRM Funds
32

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013 (Unaudited)

	CRM All Cap Value Fund	CRM Global Opportunity Fund	CRM International Opportunity Fund
ASSETS:
Investments
Investments, at cost	$56,304,084	$24,950,725	$51,268,620
Net unrealized appreciation	14,713,345	4,476,966	3,047,191

Total investments, at value	71,017,429	29,427,691	54,315,811
Currencies
Foreign currencies, at cost	—	23,312	19,728
Net unrealized appreciation (depreciation)	—	473	184

Total foreign currencies, at value	—	23,785	19,912
Receivable for fund shares sold	35,714	—	—
Dividends and interest receivable	94,753	41,266	43,905
Other assets	24,213	22,436	23,875

Total assets	71,172,109	29,515,178	54,403,503

LIABILITIES:
Payable for fund shares redeemed	58,330	8,623	68,781
Accrued advisory fee	55,794	18,950	41,800
Audit and tax fees	22,371	22,151	21,892
Other accrued expenses	35,930	114,466	107,502

Total liabilities	172,425	164,190	239,975

NET ASSETS	$70,999,684	$29,350,988	$54,163,528

COMPONENTS OF NET ASSETS
Paid-in-capital	$55,032,289	$29,008,814	$51,330,000
Undistributed (distributions in excess of) net investment income	48,531	67,556	(29,019)
Accumulated net realized gain (loss) on investments	1,205,519	(4,203,497)	(186,066)
Net unrealized appreciation of investments and foreign currency	14,713,345	4,478,115	3,048,613

NET ASSETS	$70,999,684	$29,350,988	$54,163,528

NET ASSETS BY SHARE CLASS
Investor Shares	$42,473,025	$ 2,433,459	$ 9,416,328
Institutional Shares	28,526,659	26,917,529	44,747,200

NET ASSETS	$70,999,684	$29,350,988	$54,163,528

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	3,391,663	146,146	625,330
Institutional Shares	2,260,026	1,600,574	2,959,709
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$ 12.52	$ 16.65	$ 15.06
Institutional Shares	$ 12.62	$ 16.82	$ 15.12

See accompanying notes.		CRM Funds
33

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
INVESTMENT INCOME
Dividends	$ 5,545,027	$ 7,152,108	$ 21,094,972	$ 501,839
Securities lending income	235,839	14,029	30,968	—
Foreign tax withheld	—	—	(157,922)	(2,724)

Total investment income	5,780,866	7,166,137	20,968,018	499,115

EXPENSES
Investment advisory fees	2,955,491	3,988,143	10,269,470	217,273
Administration and accounting fees	83,320	110,588	297,016	9,375
Custody fees	16,465	18,783	58,295	5,411
Transfer Agent fees	132,743	195,005	590,090	20,849
Shareholder reports	23,211	23,486	71,946	1,396
Shareholder services - Investor Shares	142,335	316,065	1,036,966	24,831
Trustee fees and expenses	21,706	28,471	84,278	1,809
Insurance fees	15,434	17,877	70,096	1,024
Compliance services	5,719	7,601	22,664	478
Registration fees	8,766	16,855	14,163	10,304
Audit and tax fees	16,547	16,545	16,546	16,547
Legal fees	4,981	5,586	17,747	293
Miscellaneous	26,774	33,830	106,818	2,119

Total expenses	3,453,492	4,778,835	12,656,095	311,709
Expenses waived/reimbursed	—	—	—	(26,150)

Net expenses	3,453,492	4,778,835	12,656,095	285,559

NET INVESTMENT INCOME	2,327,374	2,387,302	8,311,923	213,556

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	50,680,723	95,161,097	301,829,482	7,410,225
Net change in unrealized appreciation (depreciation) on:
Investments	89,017,537	81,999,277	156,619,363	286,412

Net realized and unrealized gain on investments	139,698,260	177,160,374	458,448,845	7,696,637

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$142,025,634	$179,547,676	$466,760,768	$7,910,193

See accompanying notes.		CRM Funds
34

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

CRM All Cap Value Fund	CRM Global Opportunity Fund	CRM International Opportunity Fund

INVESTMENT INCOME
Dividends	$610,256	$293,010	$318,596
Foreign tax withheld	(3,553)	(6,748)	(22,542)

Total investment income	606,703	286,262	296,054

EXPENSES
Investment advisory fees	344,581	155,313	226,546
Administration and accounting fees	10,853	18,298	22,980
Custody fees	4,587	20,333	25,818
Transfer Agent fees	19,053	23,481	18,185
Shareholder reports	1,724	1,266	836
Shareholder services - Investor Shares	50,536	2,949	11,829
Trustee fees and expenses	2,037	1,121	1,344
Insurance fees	1,120	1,280	376
Compliance services	548	317	333
Registration fees	9,695	7,445	7,296
Audit and tax fees	16,547	8,325	8,067
Legal fees	379	260	132
Miscellaneous	2,423	1,704	1,318

Total expenses	464,083	242,092	325,060
Expenses waived/reimbursed	—	(23,429)	—

Net expenses	464,083	218,663	325,060

NET INVESTMENT INCOME (LOSS)	142,620	67,599	(29,006)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	3,664,596	3,183,280	725,218
Foreign currency transactions	—	(37,319)	(70,961)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	6,605,998	1,182,679	3,932,900

Net realized and unrealized gain on investments and foreign currency	10,270,594	4,328,640	4,587,157

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,413,214	$4,396,239	$4,558,151

See accompanying notes.		CRM Funds
35

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
NET ASSETS - BEGINNING OF PERIOD	$738,186,133	$726,837,161

OPERATIONS
Net investment income	2,327,374	8,029,195
Net realized gain from investments	50,680,723	78,137,339
Net change in unrealized appreciation (depreciation) on investments	89,017,537	75,471,582

Net increase in net assets resulting from operations	142,025,634	161,638,116

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(201,453)	(1,744,315)
Net investment income - Institutional Shares	(2,463,608)	(11,819,550)
Net realized gains on investments - Investor Shares	(13,196,288)	—
Net realized gains on investments - Institutional Shares	(72,910,909)	—

Total distributions to shareholders	(88,772,258)	(13,563,865)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	2,516,858	8,855,353
Sale of shares - Institutional Shares	39,882,484	93,390,042
Reinvestment of distributions - Investor Shares	13,071,567	1,659,624
Reinvestment of distributions - Institutional Shares	72,370,193	11,212,740
Redemption of shares - Investor Shares	(25,556,811)	(27,956,212)
Redemption of shares - Institutional Shares	(92,251,822)	(223,886,826)

Net increase (decrease) from capital share transactions	10,032,469	(136,725,279)

Total increase (decrease) in net assets	63,285,845	(11,348,972)

NET ASSETS - END OF PERIOD	$801,471,978	$738,186,133

Undistributed net investment income	$1,235,962	$1,573,649

See accompanying notes.		CRM Funds
36

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
NET ASSETS - BEGINNING OF PERIOD	$ 966,179,271	$ 799,125,125

OPERATIONS
Net investment income	2,387,302	4,484,014
Net realized gain from investments	95,161,097	98,344,248
Net change in unrealized appreciation (depreciation) on investments	81,999,277	80,434,573
Net increase in net assets resulting from operations	179,547,676	183,262,835

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(207,450)	(1,166,549)
Net investment income - Institutional Shares	(2,375,498)	(5,133,463)
Net realized gains on investments - Investor Shares	(29,746,259)	(2,704,419)
Net realized gains on investments - Institutional Shares	(96,801,340)	(8,933,344)
Total distributions to shareholders	(129,130,547)	(17,937,775)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	44,975,432	89,205,247
Sale of shares - Institutional Shares	90,442,460	108,409,435
Reinvestment of distributions - Investor Shares	29,850,718	3,859,763
Reinvestment of distributions - Institutional Shares	97,714,157	13,656,723
Redemption of shares - Investor Shares	(72,040,807)	(68,820,934)
Redemption of shares - Institutional Shares	(85,081,335)	(144,581,148)
Net increase from capital share transactions	105,860,625	1,729,086
Total increase in net assets	156,277,754	167,054,146

NET ASSETS - END OF PERIOD	$1,122,457,025	$ 966,179,271
Undistributed net investment income	$ 561,696	$ 757,342

See accompanying notes.		CRM Funds
37

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013

NET ASSETS - BEGINNING OF PERIOD	$2,879,011,404	$ 3,240,274,120

OPERATIONS
Net investment income	8,311,923	28,768,246
Net realized gain from investments	301,829,482	468,362,727
Net change in unrealized appreciation (depreciation) on investments	156,619,363	147,882,757
Net increase in net assets resulting from operations	466,760,768	645,013,730

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(3,787,974)	(8,833,022)
Net investment income - Institutional Shares	(13,816,018)	(27,318,949)
Net realized gains on investments - Investor Shares	(122,347,495)	—
Net realized gains on investments - Institutional Shares	(302,902,497)	—
Total distributions to shareholders	(442,853,984)	(36,151,971)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	41,898,444	112,453,560
Sale of shares - Institutional Shares	160,210,186	478,949,690
Reinvestment of distributions - Investor Shares	125,896,925	8,792,570
Reinvestment of distributions - Institutional Shares	285,469,830	23,153,302
Redemption of shares - Investor Shares	(207,424,226)	(521,096,127)
Redemption of shares - Institutional Shares	(493,299,607)	(1,072,377,470)
Net decrease from capital share transactions	(87,248,448)	(970,124,475)
Total decrease in net assets	(63,341,664)	(361,262,716)

NET ASSETS - END OF PERIOD	$2,815,669,740	$ 2,879,011,404
Undistributed (distributions in excess of) net investment income	$ (188,285)	$ 9,103,784

See accompanying notes.		CRM Funds
38

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Large Cap Opportunity Fund
	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
NET ASSETS - BEGINNING OF PERIOD	$ 63,729,254	$43,341,153

OPERATIONS
Net investment income	213,556	574,408
Net realized gain from investments	7,410,225	6,479,473
Net change in unrealized appreciation (depreciation) on investments	286,412	2,887,579
Net increase in net assets resulting from operations	7,910,193	9,941,460

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(159,558)	(158,721)
Net investment income - Institutional Shares	(345,255)	(371,577)
Net realized gains on investments - Investor Shares	(2,429,160)	(851,352)
Net realized gains on investments - Institutional Shares	(4,041,524)	(1,553,015)
Total distributions to shareholders	(6,975,497)	(2,934,665)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	262,183	3,654,643
Sale of shares - Institutional Shares	3,047,099	15,727,713
Reinvestment of distributions - Investor Shares	2,586,887	1,008,849
Reinvestment of distributions - Institutional Shares	3,887,948	1,853,329
Redemption of shares - Investor Shares	(8,544,385)	(5,527,966)
Redemption of shares - Institutional Shares	(26,196,523)	(3,335,262)
Net increase (decrease) from capital share transactions	(24,956,791)	13,381,306
Total increase (decrease) in net assets	(24,022,095)	20,388,101

NET ASSETS - END OF PERIOD	$ 39,707,159	$63,729,254
Undistributed (distributions in excess of) net investment income	$ (5,325)	$ 285,932

See accompanying notes.		CRM Funds
39

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
NET ASSETS - BEGINNING OF PERIOD	$72,674,807	$50,419,730

OPERATIONS
Net investment income	142,620	660,437
Net realized gain from investments	3,664,596	6,739,093
Net change in unrealized appreciation (depreciation) on investments	6,605,998	4,443,271

Net increase in net assets resulting from operations	10,413,214	11,842,801

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(99,249)	(254,848)
Net investment income - Institutional Shares	(126,926)	(341,098)
Net investment income - Advisor Shares	—	(81,804)
Net realized gains on investments - Investor Shares	(3,459,929)	(87,779)
Net realized gains on investments - Institutional Shares	(2,332,793)	—

Total distributions to shareholders	(6,018,897)	(765,529)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	3,238,047	13,943,397
Sale of shares - Institutional Shares	221,161	4,723,989
Reinvestment of distributions - Investor Shares	3,370,003	320,514
Reinvestment of distributions - Institutional Shares	2,440,908	349,063
Redemption of shares - Investor Shares	(3,927,865)	(6,349,886)
Redemption of shares - Institutional Shares	(11,411,694)	(1,809,272)

Net increase (decrease) from capital share transactions	(6,069,440)	11,177,805

Total increase (decrease) in net assets	(1,675,123)	22,255,077

NET ASSETS - END OF PERIOD	$70,999,684	$72,674,807

Undistributed net investment income	$48,531	$132,086

See accompanying notes.		CRM Funds
40

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Global Opportunity Fund
	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
NET ASSETS - BEGINNING OF PERIOD	$39,378,280	$56,979,504

OPERATIONS
Net investment income	67,599	424,178
Net realized gain from investments and foreign currency	3,145,961	6,991,933
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,182,679	1,141,922

Net increase in net assets resulting from operations	4,396,239	8,558,033

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(23,029)	—
Net investment income - Institutional Shares	(311,193)	—

Total distributions to shareholders	(334,222)	—

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	4,500	143,902
Sale of shares - Institutional Shares	288,560	1,616,247
Reinvestment of distributions - Investor Shares	22,391	—
Reinvestment of distributions - Institutional Shares	13,109	—
Redemption of shares - Investor Shares	(68,613)	(218,669)
Redemption of shares - Institutional Shares	(14,349,256)	(27,701,278)
Redemption fee - Investor Shares	—	20
Redemption fee - Institutional Shares	—	521

Net decrease from capital share transactions	(14,089,309)	(26,159,257)

Total decrease in net assets	(10,027,292)	(17,601,224)

NET ASSETS - END OF PERIOD	$29,350,988	$39,378,280

Undistributed net investment income	$67,556	$334,179

See accompanying notes.		CRM Funds
41

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM International Opportunity Fund
	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
NET ASSETS - BEGINNING OF PERIOD	$46,002,945	$16,462,671

OPERATIONS
Net investment income (loss)	(29,006)	584,261
Net realized gain from investments and foreign currency	654,257	1,924,289
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,932,900	(905,276)

Net increase in net assets resulting from operations	4,558,151	1,603,274

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(76,251)	—
Net investment income - Institutional Shares	(422,071)	—

Total distributions to shareholders	(498,322)	—

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	74,183	3,193,409
Sale of shares - Institutional Shares	4,150,687	27,321,380
Reinvestment of distributions - Investor Shares	74,747	—
Reinvestment of distributions - Institutional Shares	316,396	—
Redemption of shares - Investor Shares	(418,795)	(842,463)
Redemption of shares - Institutional Shares	(96,464)	(1,735,326)

Net increase from capital share transactions	4,100,754	27,937,000

Total increase in net assets	8,160,583	29,540,274

NET ASSETS - END OF PERIOD	$54,163,528	$46,002,945

Undistributed (distributions in excess of) net investment income	$(29,019)	$498,309

See accompanying notes.		CRM Funds
42

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2013 (Unaudited)
		For the Years Ended June 30,

		2013	2012	2011	2010	2009
Net Asset Value — Beginning of Period	$ 21.94	$ 18.02	$ 24.08	$ 17.00	$ 14.82	$ 18.80
Investment operations:
Net investment income (loss)[1]	0.05	0.18 [2]	0.13	(0.01)	(0.07)	0.03
Net realized and unrealized gain (loss) on investments	4.16	4.08	(2.88)	7.09	2.25	(3.94)
Total from investment operations	4.21	4.26	(2.75)	7.08	2.18	(3.91)
Distributions to shareholders:
From net investment income	(0.04)	(0.34)	—	—	—	(0.03)
From net realized gains on investments	(2.87)	—	(3.31)	—	—	—
Return of capital	—	—	—	—	—	(0.04)
Total distributions to shareholders	(2.91)	(0.34)	(3.31)	—	—	(0.07)
Net Asset Value — End of Period	$ 23.24	$ 21.94	$ 18.02	$ 24.08	$ 17.00	$ 14.82
Total Return	19.84%[3]	24.00%	(9.58)%	41.65%	14.71%	(20.79)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.07%[4]	1.08%	1.08%	1.08%	1.09%	1.11%
Net investment income (loss)	0.40%[4]	0.88%[2]	0.71%	(0.06)%	(0.38)%	0.22%
Portfolio turnover rate	34%[3]	77%	103%	115%	115%	87%
Net Assets at the end of period (000’s omitted)	$101,153	$104,155	$101,747	$159,302	$142,221	$120,445

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.09 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.38%.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes.		CRM Funds
43

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2013 (Unaudited)
		For the Years Ended June 30,

		2013	2012	2011	2010	2009
Net Asset Value — Beginning of Period	$ 23.45	$ 19.24	$ 25.43	$ 17.91	$ 15.58	$ 19.78
Investment operations:
Net investment income (loss)[1]	0.08	0.23 [2]	0.21	0.04	(0.03)	0.07
Net realized and unrealized gain (loss) on investments	4.47	4.37	(3.05)	7.48	2.36	(4.16)
Total from investment operations	4.55	4.60	(2.84)	7.52	2.33	(4.09)
Distributions to shareholders:
From net investment income	(0.10)	(0.39)	(0.04)	—	—	(0.07)
From net realized gains on investments	(2.87)	—	(3.31)	—	—	—
Return of capital	—	—	—	—	—	(0.04)
Total distributions to shareholders	(2.97)	(0.39)	(3.35)	—	—	(0.11)
Net Asset Value — End of Period	$ 25.03	$ 23.45	$ 19.24	$ 25.43	$ 17.91	$ 15.58
Total Return	20.00%[3]	24.27%	(9.36)%	41.99%	14.96%	(20.61)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.84%[4]	0.85%	0.85%	0.85%	0.84%	0.86%
Net investment income (loss)	0.62%[4]	1.10%[2]	1.02%	0.19%	(0.16)%	0.45%
Portfolio turnover rate	34%[3]	77%	103%	115%	115%	87%
Net Assets at the end of period (000’s omitted)	$700,319	$634,031	$625,090	$706,757	$508,423	$353,657

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.10 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.60%.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes.		CRM Funds
44

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2013	For the Years Ended June 30,

	(Unaudited)	2013	2012	2011	2010	2009

Net Asset Value — Beginning of Period	$16.94	$14.12	$15.97	$11.45	$10.06	$12.98

Investment operations:
Net investment income (loss)[1]	0.03	0.05	0.03	(0.02)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	2.97	3.06	(0.72)	4.54	1.40	(2.91)

Total from investment operations	3.00	3.11	(0.69)	4.52	1.39	(2.87)

Distributions to shareholders:
From net investment income	(0.02)	(0.09)	—	—	—[2]	(0.05)
From net realized gains on investments	(2.25)	(0.20)	(1.16)	—	—	—

Total distributions to shareholders	(2.27)	(0.29)	(1.16)	—	—	(0.05)

Net Asset Value — End of Period	$17.67	$16.94	$14.12	$15.97	$11.45	$10.06

Total Return	18.45%[3]	22.33%	(3.23)%	39.48%	13.82%	(22.08)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.06%[4]	1.08%	1.08%	1.08%	1.11%	1.18%
Net investment income (loss)	0.28%[4]	0.32%	0.18%	(0.16)%	(0.05)%	0.41%
Portfolio turnover rate	46%[3]	96%	96%	97%	126%	110%
Net Assets at the end of period (000’s omitted)	$260,630	$245,267	$182,394	$167,235	$43,929	$50,498

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Amount represents less than $0.005.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes.		CRM Funds
45

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2013	For the Years Ended June 30,

	(Unaudited)	2013	2012	2011	2010	2009

Net Asset Value — Beginning of Period	$17.16	$14.29	$16.12	$11.54	$10.13	$13.07

Investment operations:
Net investment income[1]	0.05	0.09	0.05	0.01	0.02	0.06
Net realized and unrealized gain (loss) on investments	3.01	3.10	(0.72)	4.59	1.40	(2.92)

Total from investment operations	3.06	3.19	(0.67)	4.60	1.42	(2.86)

Distributions to shareholders:
From net investment income	(0.06)	(0.12)	—	(0.02)	(0.01)	(0.08)
From net realized gains on investments	(2.25)	(0.20)	(1.16)	—	—	—

Total distributions to shareholders	(2.31)	(0.32)	(1.16)	(0.02)	(0.01)	(0.08)

Net Asset Value — End of Period	$17.91	$17.16	$14.29	$16.12	$11.54	$10.13

Total Return	18.58%[2]	22.65%	(3.07)%	39.86%	14.05%	(21.86)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.84%[3]	0.87%	0.87%	0.86%	0.86%	0.93%
Net investment income	0.50%[3]	0.55%	0.38%	0.05%	0.19%	0.55%
Portfolio turnover rate	46%[2]	96%	96%	97%	126%	110%
Net Assets at the end of period (000’s omitted)	$861,827	$720,912	$616,731	$744,192	$382,541	$251,206

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Not annualized.

[3]	Annualized.

See accompanying notes.		CRM Funds
46

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2013	For the Years Ended June 30,

	(Unaudited)	2013	2012	2011	2010	2009

Net Asset Value — Beginning of Period	$34.36	$28.14	$30.48	$22.15	$20.18	$26.70

Investment operations:
Net investment income[1]	0.07	0.24	0.20	0.12	0.07	0.15
Net realized and unrealized gain (loss) on investments	5.60	6.30	(2.40)	8.30	1.97	(6.43)

Total from investment operations	5.67	6.54	(2.20)	8.42	2.04	(6.28)

Distributions to shareholders:
From net investment income	(0.18)	(0.32)	(0.14)	(0.09)	(0.07)	(0.24)
From net realized gains on investments	(5.81)	—	—	—	—	—

Total distributions to shareholders	(5.99)	(0.32)	(0.14)	(0.09)	(0.07)	(0.24)

Net Asset Value — End of Period	$34.04	$34.36	$28.14	$30.48	$22.15	$20.18

Total Return	17.49%[2]	23.43%	(7.16)%	38.07%	10.09%	(23.45)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.02%[3]	1.02%	1.02%	1.01%	1.03%	1.09%
Net investment income	0.41%[3]	0.78%	0.73%	0.45%	0.32%	0.71%
Portfolio turnover rate	39%[2]	91%	105%	116%	126%	113%
Net Assets at the end of period (000’s omitted)	$811,251	$844,632	$1,062,429	$1,459,517	$1,379,249	$1,357,876

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes.		CRM Funds
47

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2013	For the Years Ended June 30,

	(Unaudited)	2013	2012	2011	2010	2009

Net Asset Value — Beginning of Period	$34.90	$28.60	$30.98	$22.53	$20.51	$27.16

Investment operations:
Net investment income[1]	0.12	0.32	0.26	0.19	0.13	0.20
Net realized and unrealized gain (loss) on investments	5.68	6.38	(2.44)	8.43	2.01	(6.57)

Total from investment operations	5.80	6.70	(2.18)	8.62	2.14	(6.37)

Distributions to shareholders:
From net investment income	(0.26)	(0.40)	(0.20)	(0.17)	(0.12)	(0.28)
From net realized gains on investments	(5.81)	—	—	—	—	—

Total distributions to shareholders	(6.07)	(0.40)	(0.20)	(0.17)	(0.12)	(0.28)

Net Asset Value — End of Period	$34.63	$34.90	$28.60	$30.98	$22.53	$20.51

Total Return	17.62%[2]	23.68%	(6.95)%	38.32%	10.39%	(23.34)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.80%[3]	0.81%	0.81%	0.80%	0.78%	0.84%
Net investment income	0.63%[3]	1.00%	0.94%	0.67%	0.54%	0.93%
Portfolio turnover rate	39%[2]	91%	105%	116%	126%	113%
Net Assets at the end of period (000’s omitted)	$2,004,418	$2,034,380	$2,177,845	$2,693,764	$1,850,728	$1,647,117

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes.		CRM Funds
48

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Investor Shares
	For the Six Months Ended December 31, 2013 (Unaudited)
		For the Years Ended June 30,

		2013	2012	2011	2010	2009
Net Asset Value — Beginning of Period	$ 12.27	$ 10.88	$ 10.91	$ 8.26	$ 8.05	$ 10.56
Investment operations:
Net investment income[1]	0.04	0.10	0.08	0.04	0.01	0.07
Net realized and unrealized gain (loss) on investments	1.67	1.94	(0.07)	2.64	0.24	(2.54)
Total from investment operations	1.71	2.04	0.01	2.68	0.25	(2.47)
Distributions to shareholders:
From net investment income	(0.15)	(0.10)	(0.04)	(0.03)	(0.04)	(0.04)
From net realized gains on investments	(2.24)	(0.55)	—	—	—	—
Total distributions to shareholders	(2.39)	(0.65)	(0.04)	(0.03)	(0.04)	(0.04)
Net Asset Value — End of Period	$ 11.59	$ 12.27	$ 10.88	$ 10.91	$ 8.26	$ 8.05
Total Return	14.89%[2]	19.61%	0.15%	32.44%	3.08%	(23.40)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.15%[3]	1.15%	1.15%	1.15%	1.28%	1.34%
Expenses, excluding waiver/reimbursement	1.24%[3]	1.31%	1.33%	1.29%	1.30%	1.44%
Net investment income, including waiver/reimbursement	0.59%[3]	0.88%	0.74%	0.36%	0.16%	0.83%
Portfolio turnover rate	46%[2]	113%	126%	155%	167%	147%
Net Assets at the end of period (000’s omitted)	$15,238	$20,816	$19,131	$23,871	$16,065	$18,863

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Not annualized.

[3]	Annualized.

See accompanying notes.		CRM Funds
49

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Institutional Shares
	For the Six Months Ended December 31, 2013 (Unaudited)
		For the Years Ended June 30,

		2013	2012	2011	2010	2009
Net Asset Value — Beginning of Period	$ 12.30	$ 10.91	$ 10.95	$ 8.29	$ 8.07	$ 10.59
Investment operations:
Net investment income[1]	0.05	0.13	0.09	0.06	0.03	0.09
Net realized and unrealized gain (loss) on investments	1.68	1.94	(0.06)	2.65	0.25	(2.55)
Total from investment operations	1.73	2.07	0.03	2.71	0.28	(2.46)
Distributions to shareholders:
From net investment income	(0.19)	(0.13)	(0.07)	(0.05)	(0.06)	(0.06)
From net realized gains on investments	(2.24)	(0.55)	—	—	—	—
Total distributions to shareholders	(2.43)	(0.68)	(0.07)	(0.05)	(0.06)	(0.06)
Net Asset Value — End of Period	$ 11.60	$ 12.30	$ 10.91	$ 10.95	$ 8.29	$ 8.07
Total Return	15.07%[2]	19.87%	0.34%	32.73%	3.42%	(23.17)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.90%[3]	0.90%	0.90%	0.90%	1.03%	1.09%
Expenses, excluding waiver/reimbursement	0.99%[3]	1.07%	1.09%	1.06%	1.05%	1.19%
Net investment income, including waiver/reimbursement	0.82%[3]	1.15%	0.93%	0.62%	0.36%	1.15%
Portfolio turnover rate	46%[2]	113%	126%	155%	167%	147%
Net Assets at the end of period (000’s omitted)	$24,469	$42,914	$24,210	$45,900	$26,803	$39,165

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Not annualized.

[3]	Annualized.

See accompanying notes.		CRM Funds
50

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2013 (Unaudited)
		For the Years Ended June 30,

		2013	2012	2011	2010	2009
Net Asset Value — Beginning of Period	$ 11.88	$ 9.92	$ 10.89	$ 7.85	$ 7.37	$ 9.62
Investment operations:
Net investment income (loss)[1]	0.02	0.11 [2]	—[3]	(0.06)	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	1.76	1.98	(0.75)	3.10	0.53	(2.26)
Total from investment operations	1.78	2.09	(0.75)	3.04	0.49	(2.25)
Distributions to shareholders:
From net investment income	(0.03)	(0.10)	—	—	(0.01)	—
From net realized gains on investments	(1.11)	(0.03)	(0.22)	—	—	—
Return of capital	—	—	—	—	—[3]	—
Total distributions to shareholders	(1.14)	(0.13)	(0.22)	—	(0.01)	—
Net Asset Value — End of Period	$ 12.52	$ 11.88	$ 9.92	$ 10.89	$ 7.85	$ 7.37
Total Return	15.54%[4]	21.26%	(6.61)%	38.73%	6.58%	(23.39)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.39%[5]	1.49%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.39%[5]	1.49%	1.58%	1.77%	2.06%	3.00%
Net investment income (loss), including waiver/reimbursement	0.28%[5]	0.98%[2]	0.04%	(0.56)%	(0.47)%	0.12%
Portfolio turnover rate	35%[4]	113%	145%	154%	115%	121%
Net Assets at the end of period (000’s omitted)	$42,473	$37,537	$24,224	$28,018	$12,016	$4,679

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.47%.

[3]	Amount represents less than $0.005.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.		CRM Funds
51

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2013	For the Years Ended June 30,

	(Unaudited)	2013	2012	2011	2010	2009

Net Asset Value — Beginning of Period	$11.97	$10.00	$10.95	$7.87	$7.38	$9.64

Investment operations:
Net investment income (loss)[1]	0.03	0.13 [2]	0.04	(0.03)	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	1.79	2.00	(0.77)	3.11	0.53	(2.27)

Total from investment operations	1.82	2.13	(0.73)	3.08	0.51	(2.24)

Distributions to shareholders:
From net investment income	(0.06)	(0.13)	—	—	(0.02)	(0.02)
From net realized gains on investments	(1.11)	(0.03)	(0.22)	—	—	—
Return of capital	—	—	—	—	—[3]	—

Total distributions to shareholders	(1.17)	(0.16)	(0.22)	—	(0.02)	(0.02)

Net Asset Value — End of Period	$12.62	$11.97	$10.00	$10.95	$7.87	$7.38

Total Return	15.76%[4]	21.48%	(6.39)%	39.14%	6.83%	(23.18)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.14%[5]	1.24%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.14%[5]	1.24%	1.33%	1.53%	1.87%	2.77%
Net investment income (loss), including waiver/reimbursement	0.54%[5]	1.22%[2]	0.41%	(0.33)%	(0.21)%	0.43%
Portfolio turnover rate	35%[4]	113%	145%	154%	115%	121%
Net Assets at the end of period (000’s omitted)	$28,527	$35,138	$26,195	$11,398	$5,801	$3,695

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]	For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.71%.

[3]	Amount represents less than $0.005.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.		CRM Funds
52

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Global Opportunity Fund — Investor Shares
		For the Years Ended June 30,

	For the Six Months Ended December 31, 2013 (Unaudited)	2013	2012	2011	2010	For the Period December 31, 2008[1] through June 30, 2009

Net Asset Value — Beginning of Period	$14.91	$12.78	$18.06	$13.20	$11.68	$10.00

Investment operations:
Net investment income[2]	0.01	0.11	0.07	0.02	0.03	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.89	2.02	(3.21)	5.04	1.66	1.62

Total from investment operations	1.90	2.13	(3.14)	5.06	1.69	1.68

Distributions to shareholders:
From net investment income	(0.16)	—	—	—	—	—
From net realized gains on investments	—	—	(2.14)	(0.20)	(0.17)	—

Total distributions to shareholders	(0.16)	—	(2.14)	(0.20)	(0.17)	—

Paid in capital from redemption fees[3]	—	—[4]	—[4]	—[4]	—[4]	—

Net Asset Value — End of Period	$16.65	$14.91	$12.78	$18.06	$13.20	$11.68

Total Return	12.79%[5]	16.67%	(16.07)%	38.41%	14.42%	16.80%[5]
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%[6]	1.50%	1.50%	1.50%	1.50%	1.50%[6]
Expenses, excluding waiver/reimbursement	1.61%[6]	1.67%	1.62%	1.55%	2.64%	12.69%[6]
Net investment income, including waiver/reimbursement	0.14%[6]	0.76%	0.52%	0.11%	0.22%	1.21%[6]
Portfolio turnover rate	36%[5]	122%	191%	213%	128%	94%[5]
Net Assets at the end of period (000’s omitted)	$2,433	$2,219	$1,971	$2,655	$1,497	$933

[1]	Inception of Investor Shares class.

[2]	The net investment income per share was calculated using the average shares outstanding method.

[3]	The redemption fees per share were calculated using the average shares outstanding method.

[4]	Amount represents less than $0.005.

[5]	Not annualized.

[6]	Annualized.

See accompanying notes.		CRM Funds
53

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Global Opportunity Fund — Institutional Shares
		For the Years Ended June 30,

	For the Six Months Ended December 31, 2013 (Unaudited)	2013	2012	2011	2010	For the Period December 31, 2008[1] through June 30, 2009

Net Asset Value — Beginning of Period	$15.07	$12.89	$18.14	$13.25	$11.70	$10.00

Investment operations:
Net investment income[2]	0.03	0.12	0.09	0.06	0.14	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.91	2.06	(3.20)	5.06	1.58	1.63

Total from investment operations	1.94	2.18	(3.11)	5.12	1.72	1.70

Distributions to shareholders:
From net investment income	(0.19)	—	—	(0.03)	—[3]	—
From net realized gains on investments	—	—	(2.14)	(0.20)	(0.17)	—

Total distributions to shareholders	(0.19)	—	(2.14)	(0.23)	(0.17)	—

Paid in capital from redemption fees[4]	—	—[3]	—[3]	—[3]	—[3]	—

Net Asset Value — End of Period	$16.82	$15.07	$12.89	$18.14	$13.25	$11.70

Total Return	12.95%[5]	16.91%	(15.81)%	38.75%	14.68%	17.00%[5]
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%[6]	1.25%	1.25%	1.25%	1.25%	1.25%[6]
Expenses, excluding waiver/reimbursement	1.39%[6]	1.43%	1.38%	1.30%	1.74%	12.48%[6]
Net investment income, including waiver/reimbursement	0.41%[6]	0.82%	0.65%	0.37%	0.97%	1.46%[6]
Portfolio turnover rate	36%[5]	122%	191%	213%	128%	94%[5]
Net Assets at the end of period (000’s omitted)	$26,918	$37,159	$55,009	$109,515	$49,171	$1,374

[1]	Inception of Institutional Shares class.

[2]	The net investment income per share was calculated using the average shares outstanding method.

[3]	Amount represents less than $0.005.

[4]	The redemption fees per share were calculated using the average shares outstanding method.

[5]	Not annualized.

[6]	Annualized.

See accompanying notes.		CRM Funds
54

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Investor Shares
		For the Years Ended June 30,

	For the Six Months Ended December 31, 2013 (Unaudited)	2013	2012	2011	2010	For the Period December 31, 2008[1] through June 30, 2009

Net Asset Value — Beginning of Period	$13.86	$12.29	$17.25	$13.00	$11.43	$10.00

Investment operations:
Net investment income (loss)[2]	(0.02)	0.17	0.14	0.08	0.10	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	1.34	1.40	(3.36)	4.83	1.98	1.30

Total from investment operations	1.32	1.57	(3.22)	4.91	2.08	1.43

Distributions to shareholders:
From net investment income	(0.12)	—	—[3]	(0.03)	(0.04)	—
From net realized gains on investments	—	—	(1.74)	(0.63)	(0.47)	—

Total distributions to shareholders	(0.12)	—	(1.74)	(0.66)	(0.51)	—

Net Asset Value — End of Period	$15.06	$13.86	$12.29	$17.25	$13.00	$11.43

Total Return	9.57%[4]	12.78%	(17.70)%	38.14%	17.86%	14.30%[4]
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%[5]	1.50%	1.50%	1.50%	1.50%	1.50%[5]
Expenses, excluding waiver/reimbursement	1.50%[5]	2.10%	2.94%	3.32%	5.12%	12.88%[5]
Net investment income (loss), including waiver/reimbursement	(0.32)%[5]	1.24%	1.08%	0.48%	0.69%	2.73%[5]
Portfolio turnover rate	46%[4]	134%	220%	239%	120%	121%[4]
Net Assets at the end of period (000’s omitted)	$9,416	$8,925	$5,788	$4,865	$2,309	$981

[1]	Inception of Investor Shares class.

[2]	The net investment income per share was calculated using the average shares outstanding method.

[3]	Amount represents less than $0.005.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.		CRM Funds
55

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Institutional Shares
		For the Years Ended June 30,

	For the Six Months Ended December 31, 2013 (Unaudited)	2013	2012	2011	2010	For the Period December 31, 2008[1] through June 30, 2009

Net Asset Value — Beginning of Period	$13.93	$12.32	$17.31	$13.03	$11.45	$10.00

Investment operations:
Net investment income (loss)[2]	(0.01)	0.34	0.12	0.15	0.15	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.36	1.27	(3.33)	4.82	1.96	1.30

Total from investment operations	1.35	1.61	(3.21)	4.97	2.11	1.45

Distributions to shareholders:
From net investment income	(0.16)	—	(0.04)	(0.06)	(0.06)	—
From net realized gains on investments	—	—	(1.74)	(0.63)	(0.47)	—

Total distributions to shareholders	(0.16)	—	(1.78)	(0.69)	(0.53)	—

Net Asset Value — End of Period	$15.12	$13.93	$12.32	$17.31	$13.03	$11.45

Total Return	9.72%[3]	12.98%	(17.50)%	38.53%	18.09%	14.50%[3]
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%[4]	1.25%	1.25%	1.25%	1.25%	1.25%[4]
Expenses, excluding waiver/reimbursement	1.25%[4]	1.73%	2.84%	3.10%	4.90%	12.63%[4]
Net investment income (loss), including waiver/reimbursement	(0.07)%[4]	2.42%	0.89%	0.90%	1.07%	2.98%[4]
Portfolio turnover rate	46%[3]	134%	220%	239%	120%	121%[3]
Net Assets at the end of period (000’s omitted)	$44,747	$37,077	$10,675	$18,121	$5,049	$2,185

[1]	Inception of Institutional Shares class.

[2]	The net investment income per share was calculated using the average shares outstanding method.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes.		CRM Funds
56

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2013 (Unaudited)

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”), CRM All Cap Value Fund (“All Cap Value Fund”), CRM Global Opportunity Fund (“Global Opportunity Fund”) and CRM International Opportunity Fund (“International Opportunity Fund”) (each, a “Fund” and collectively, the “Funds”) are series of CRM Mutual Fund Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee.

2.	Significant Accounting Policies. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). The Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially

CRM Funds
57

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NOTES TO FINANCIAL STATEMENTS — December 31, 2013 (Unaudited) (Continued)

affected by events occurring after the close of the market on which they are valued, but before a fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Global Opportunity Fund and International Opportunity Fund use a fair value model, developed by an independent third party pricing service, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

•	Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As noted above, Global Opportunity Fund and International Opportunity Fund use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

CRM Funds
58

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2013 (Unaudited) (Continued)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of December 31, 2013 is included with each Fund’s Schedule of Investments. International Opportunity Fund held $6,343 of Level 3 securities as of December 31, 2013. The amounts of these investments in relation to the Fund’s total net assets are not deemed material to the Fund.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

CRM Funds
59

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2013 (Unaudited) (Continued)

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis among the Funds based on relative net assets.

Global Opportunity and International Opportunity Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the six months ended December 31, 2013.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund may, through its custodian, receive delivery of the underlying securities used to collaterize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and Large Cap Opportunity Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets. For its advisory services to the Global Opportunity Fund and the International Opportunity Fund, CRM receives 0.90% for the first $2 billion of average daily net assets and 0.85% in excess of $2 billion of average daily net assets.

CRM Funds
60

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2013 (Unaudited) (Continued)

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) (i) with respect to each of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund, Global Opportunity Fund and International Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for the Investor Shares and Institutional Shares, respectively; and (ii) with respect to Large Cap Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.15% and 0.90% of average daily net assets for Investor Shares and Institutional Shares, respectively. These undertakings will remain in place until November 1, 2014.

CRM provides compliance services to the Funds. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Funds are responsible for reimbursing CRM for the portion of his salary allocated to his duties as the CCO of the Funds at a rate of $75,000 per year.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation in the amount of $70,000 from the Trust. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the six months ended December 31, 2013. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or until he earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended December 31, 2013, were as follows:

CRM Funds
61

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NOTES TO FINANCIAL STATEMENTS — December 31, 2013 (Unaudited) (Continued)

	Purchases	Sales
Small Cap Value Fund	$253,631,963	$312,810,666
Small/Mid Cap Value Fund	468,819,813	506,657,343
Mid Cap Value Fund	1,074,765,374	1,569,536,357
Large Cap Opportunity Fund	24,434,944	54,920,273
All Cap Value Fund	24,379,949	35,020,167
Global Opportunity Fund	11,429,598	24,171,828
International Opportunity Fund	24,308,543	21,571,899

5.

Securities Lending Agreement. The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% (105% in the case of foreign securities) of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

6.	Capital Share Transactions. Transactions in shares of capital stock for the six months ended December 31, 2013 and the year ended June 30, 2013 were as follows:

	For the Six Month Period		For the Year
	Ended December 31, 2013		Ended June 30, 2013
	Investor	Institutional	Investor	Institutional
	Shares	Shares	Shares	Shares
Small Cap Value Fund
Sold	105,375	1,572,792	455,747	4,387,663
Issued on reinvestment of distributions	589,872	3,033,118	88,798	562,042
Redeemed	(1,090,418)	(3,665,152)	(1,442,997)	(10,398,752)

Net increase (decrease)	(395,171)	940,758	(898,452)	(5,449,047)

CRM Funds
62

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2013 (Unaudited) (Continued)

	For the Six Month Period		For the Year
	Ended December 31, 2013		Ended June 30, 2013
	Investor	Institutional	Investor	Institutional
	Shares	Shares	Shares	Shares
Small/Mid Cap Value Fund
Sold	2,468,421	4,960,916	5,711,493	7,018,056
Issued on reinvestment of distributions	1,784,262	5,764,847	259,742	908,631
Redeemed	(3,981,599)	(4,615,987)	(4,411,526)	(9,057,768)

Net increase (decrease)	271,084	6,109,776	1,559,709	(1,131,081)

Mid Cap Value Fund
Sold	1,151,354	4,349,808	3,624,698	15,146,108
Issued on reinvestment of distributions	3,917,141	8,729,964	293,477	761,622
Redeemed	(5,817,168)	(13,487,920)	(17,093,069)	(33,762,111)

Net increase (decrease)	(748,673)	(408,148)	(13,174,894)	(17,854,381)

Large Cap Opportunity Fund
Sold	20,250	236,722	324,499	1,387,426
Issued on reinvestment of distributions	234,532	352,169	93,067	170,814
Redeemed	(636,722)	(1,968,225)	(479,317)	(288,933)

Net increase (decrease)	(381,940)	(1,379,334)	(61,751)	1,269,307

All Cap Value Fund
Sold	256,226	17,470	1,247,157	430,502
Issued on reinvestment of distributions	283,909	204,089	30,381	32,868
Redeemed	(309,388)	(896,383)	(559,472)	(149,331)

Net increase (decrease)	230,747	(674,824)	718,066	314,039

Global Opportunity Fund
Sold	282	18,043	10,876	116,793
Issued on reinvestment of distributions	1,410	817	—	—
Redeemed	(4,419)	(884,686)	(16,177)	(1,919,003)

Net increase (decrease)	(2,727)	(865,826)	(5,301)	(1,802,210)

International Opportunity Fund
Sold	5,002	283,336	234,142	1,917,429
Issued on reinvestment of distributions	5,111	21,612	—	—
Redeemed	(28,804)	(6,616)	(61,097)	(122,196)

Net increase (decrease)	(18,691)	298,332	173,045	1,795,233

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

CRM Funds
63

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2013 (Unaudited) (Continued)

The tax character of distributions paid during the six months ended December 31, 2013 and the fiscal year ended June 30, 2013 was as follows:

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	Large Cap Opportunity Fund

Six Months ended December 31, 2013
Ordinary income	$25,976,213	$54,533,719	$93,355,219	$3,582,339
Long-term capital gains	62,796,045	74,596,828	349,498,765	3,393,158

Total distributions	$88,772,258	$129,130,547	$442,853,984	$6,975,497

Year ended June 30, 2013
Ordinary income	$13,563,865	$10,662,177	$36,151,971	$785,464
Long-term capital gains	—	7,275,598	—	2,149,201

Total distributions	$13,563,865	$17,937,775	$36,151,971	$2,934,665

	All Cap Value Fund	Global Opportunity Fund	International Opportunity Fund

Six Months ended December 31, 2013
Ordinary income	$1,984,034	$334,222	$498,322
Long-term capital gains	4,034,863	—	—

Total distributions	$6,018,897	$334,222	$498,322

Year ended June 30, 2013
Ordinary income	$595,946	$—	$—
Long-term capital gains	169,583	—	—

Total distributions	$765,529	$—	$—

CRM Funds
64

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2013 (Unaudited) (Concluded)

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by each Fund as of December 31, 2013 was as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Small Cap Value Fund	$629,636,356	$220,114,150	$(11,511,714)	$208,602,436
Small/Mid Cap Value Fund	893,723,842	248,301,923	(6,249,228)	242,052,695
Mid Cap Value Fund	2,267,790,112	696,759,394	(43,140,931)	653,618,463
Large Cap Opportunity Fund	31,762,349	8,370,865	(441,046)	7,929,819
All Cap Value Fund	56,583,853	14,888,164	(454,588)	14,433,576
Global Opportunity Fund	25,086,619	5,012,842	(671,770)	4,341,072
International Opportunity Fund	51,384,426	4,718,956	(1,787,571)	2,931,385

8.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

9.

Temporary Borrowing. The Funds participate in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. The Funds are charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to a maximum of one third of its net assets under the agreement, except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Trust is charged an annual 0.03% upfront fee as well as an annual fee of 0.12% of the commitment amount which is allocated proportionate to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The line of credit is scheduled to expire on October 10, 2014. The Funds had no amounts outstanding as of December 31, 2013, or at any time during the six month period then ended.

10.

Redemption Fees. Shareholders who sell or exchange shares of Global Opportunity Fund or International Opportunity Fund within 30 days or less after the purchase date are charged a redemption fee of 1.50% of the total redemption amount which is payable to the Fund. The fees are designed to help offset the brokerage commissions, market impacts, and other costs associated with short-term shareholder trading. The fee is accounted for as an addition to paid-in-capital.

11.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

CRM Funds
65

TRUSTEES

Louis Ferrante, CFA, CPA

Louis Klein, Jr.

Carlos A. Leal, CPA

Clement C. Moore, II

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

LEGAL COUNSEL

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer (Principal Executive Officer)

Date	3/7/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer (Principal Executive Officer)

Date	3/7/2014

By (Signature and Title)*	/s/ Carlos A. Leal
Carlos A. Leal, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	3/7/2014

* Print the name and title of each signing officer under his or her signature.